UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: November 30, 2014

Date of reporting period: November 30, 2014

Item 1. Reports to Stockholders.

WBI Absolute Return Balanced Fund

WBI Absolute Return Balanced Plus Fund

WBI Absolute Return Dividend Income Fund

WBI Absolute Return Dividend Growth Fund

Annual Report
November 30, 2014

WBI Funds

January 29, 2015

Dear Fellow Shareholder:

During the fiscal year ended November 30, 2014, assets in the WBI Absolute Return Balanced Fund (the “Balanced Fund”) increased by $11.0 million, or nearly 16%.  Assets in the WBI Absolute Return Balanced Plus Fund (the “Balanced Plus Fund”) increased by $20.9 million, or nearly 324%.  Assets in the WBI Absolute Return Dividend Growth Fund (the “Dividend Growth Fund”) increased by $15.9 million during the period, or more than 21%.  Assets in the WBI Absolute Return Dividend Income Fund (the “Dividend Income Fund”) increased by $14.0 million, or 289%.  We would like to express our appreciation for your continuing confidence in us, and welcome our new shareholders to the Funds.

All of the Funds are managed using an investment philosophy and strategies developed over many years for separately managed accounts of WBI Investments, Inc. (“WBI”) with investment objectives similar to those of the Funds.  The strategies upon which the Funds are based have been in use for separate account clients since 1992 for the Balanced Fund, 1993 for the Balanced Plus Fund, 2003 for the Dividend Income Fund, and 2008 for the Dividend Growth Fund.

Investment Philosophy

The goal of the WBI Funds is to provide consistent, attractive returns with less volatility and risk to capital than traditional approaches.  We believe capital preservation is essential to providing long-term portfolio growth and a consistent stream of income.  Our focus on value, dividends, and risk management has become fundamental to our investment process.

Performance Overview

During the fiscal year ended November 30, 2014, the Balanced Fund’s No Load Class returned 8.58%, while the Institutional Class returned 8.89%, trailing the 11.02% return of the Fund’s custom benchmark.  The Fund’s custom benchmark consists of a 50%/50% allocation to Barclays Capital U.S. Government/Credit Index, which returned 5.28% during the period, and the S&P 500® Index, which gained 16.86%.

The Balanced Plus Fund No Load Class returned 10.05%, while the Institutional Class returned 10.39%, during the fiscal year, less than the 11.02% return of the Fund’s custom benchmark during the period.  The Fund’s custom benchmark consists of a 50%/50% allocation to Barclays Capital U.S. Government/Credit Index, which returned 5.28% during the period, and the S&P 500® Index, which gained 16.86%.

The Dividend Income Fund No Load Class returned 3.27% during the fiscal year, while the Institutional Class returned 3.55%, trailing the Fund’s benchmark.  The S&P 500® Index, which is the Fund’s indicated benchmark and includes the effect of dividends, returned 16.86% during that period.

WBI Funds

During the fiscal year ended November 30, 2014, the Dividend Growth Fund No Load Class returned 4.12%, while the Institutional Class returned 4.40%, trailing the Fund’s benchmark.  The S&P 500® Index, which is the Fund’s indicated benchmark and includes the effect of dividends, returned 16.86%.

Because the strategies used in the Funds involve active management of assets with particular attributes, such as stocks that pay dividends or those that have certain value characteristics, no widely recognized benchmark is likely to be representative of the performance of any of the WBI Funds.  For example, the Funds may hold stocks of small, mid-sized and large companies headquartered either in the U.S. or abroad, while the S&P 500® Index is comprised of large-capitalization U.S. domiciled stocks.  The Funds focus on dividend-paying stocks, but approximately 16% of the securities in the S&P 500® Index do not pay a dividend.  Fixed income holdings may include securities with maturities and from issuers that do not correspond to those in the Barclays Capital U.S. Government/Credit Index.  In addition, each Fund uses strategies intended to mitigate volatility and protect capital, and as a result the Funds will often have a significant allocation to cash equivalents.  Therefore, while each Fund’s performance includes the effect of an investment in cash equivalents, stock and bond market index returns do not.  In falling markets, an allocation to cash may contribute to performance that is superior to a market index, but in rising markets, holding cash may cause performance relative to that same index to trail.  During the fiscal year the Funds held material allocations to cash equivalents.

Despite their limitations in assessing the performance of the Funds, indices can provide some context for understanding how market conditions affected Fund performance during the year.  For the Balanced Fund and Balanced Plus Fund, a custom benchmark consisting of a 50%/50% allocation to the S&P 500® Index and Barclays Capital U.S. Government/Credit Index is shown because it combines a familiar U.S. equity market index with a U.S. bond Index, and both the Balanced Fund and Balanced Plus Fund generally include a material exposure to both U.S. equities and fixed income investments.  For the Dividend Growth Fund and Dividend Income Fund, the S&P 500® Index is shown as a benchmark because it is a familiar U.S. equity market index that includes the effect of dividends, and both the Dividend Growth Fund and Dividend Income Funds generally include a material exposure to U.S. dividend-paying equities.  However, neither benchmark is, nor will become, representative of past or expected Fund holdings or performance.  The benchmark indices do not include an allocation to cash equivalents, are unmanaged, and may not be invested in directly.  Their performance does not include the deduction of transaction and operational expenses, or the deduction of an investment management fee, which would alter their indicated historical results.

WBI Funds

Review of Fund Trading Activity

The Funds attempt to provide consistent, attractive returns net of expenses with potentially less volatility and risk to capital than traditional approaches, whatever market conditions may be.  This is the Funds’ definition of an absolute return approach to investment management.  The stock selection process uses quantitative computer screening of fundamental information to evaluate domestic and foreign equity securities in an attempt to find the best value and dividend opportunities worldwide.  Once candidates are identified, an overlay of technical analysis confirms timeliness of security purchases using a combination of price regression and momentum factors.  Each Fund’s buy discipline systematically adds qualifying securities within its target allocation using available cash.

Once a security is purchased, a strict sell discipline with a dynamic stop loss and goal setting process attempts to control the effects of the volatility of each invested position on the Fund’s value.  If a security stays within its acceptable price channel, it remains in the Fund’s portfolio.  If the security moves below the acceptable price channel, a stop is triggered and the Fund will sell the security.  This results in a responsive process that actively adjusts the Fund’s allocation by causing it to become more fully invested or by raising cash with the intention of protecting capital.  This process is likely to result in the Funds’ holding meaningful allocations to cash equivalents during periods of market volatility.

As per each Fund’s disciplined investment process, trailing stops were implemented for all equity candidates purchased during the year.  Because the future is unknowable, our process requires each stop loss trigger to be honored to help prevent the catastrophic losses of capital that could otherwise result from continuing to hold falling securities through declines of indeterminate depth and duration.  For the same reason, attractive securities identified by the screening and ranking process, and which have passed all purchase hurdles and begun moving higher will be purchased with available cash.  The appearance of qualifying stock candidates in the screen results will be respected as a possible indication of the start of a durable market advance.

The security selection process has continued to uncover what we believe to be very attractive investment opportunities for each of the Funds.

Balanced Fund

As of November 30, 2014, the Balanced Fund held 69 securities in addition to a position in a money market fund which served as a cash equivalent.  Forty eight of these positions had unrealized gains of between 0.01% and 27.70%, while 21 had unrealized losses ranging from -0.07% to -13.93%.  The aggregate unrealized gain amounted to 2.35% of the Fund’s value.

Approximately 47% of the securities held by the Balanced Fund at any time during the fiscal year were sold.  As would be expected, securities sold after hitting a goal

WBI Funds

stop were generally profitable, and those sold on an initial stop generally were not.  (Goal stops are the tightened stops that replace the initial stops set for each security once that security’s specified price goal has been achieved.)  Approximately 23% of the Fund’s holdings were sold on goal stops for an average realized gain of 12.24%, and approximately 20% were sold after initial stops were hit for an average realized loss of -2.90%.  Other dispositions (generally involving adjustments to fixed income exposure or option activity) affected approximately 4% of the Fund’s positions, resulting in a total realized gain of 32.88%.

Examples of securities that made positive contributions to the Balanced Fund’s performance during the fiscal year include the iPath S&P 500 VIX Short-Term FuturesTM ETN, NorthStar Realty Finance Corp., Vanguard Long-Term Bond ETF, iShares iBoxx $ Investment Grade Corporate Bond ETF, and Best Buy Co., Inc.  Examples of securities that detracted from the Fund’s performance during the fiscal year include Abercrombie & Fitch Co., Fifth Third Bancorp, Parker-Hannifin Corporation, Cummins Inc., and Valero Energy Corporation.

Eleven options hedges intended to reduce risk were implemented in the Balanced Fund during the fiscal year, resulting in an aggregate gain of approximately 0.11%.  Examples of positions that were hedged with positive return contributions arising from the hedge itself include Archer-Daniels-Midland Company, Eli Lilly and Company, and General Motors Company.  Examples of positions that were hedged resulting in hedging costs include NorthStar Realty Finance Corp., Best Buy Co., Inc., and Xerox Corporation.

High turnover in the Balanced Fund’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains.  If Fund shares are held in a taxable account, this may increase your tax liability.  To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance.  Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

Balanced Plus Fund

As of November 30, 2014, the Balanced Plus Fund held 31 securities in addition to a position in a money market fund which served as a cash equivalent.  Twenty four of these positions had unrealized gains of between 0.30% and 22.70%, while seven had unrealized losses ranging from -0.05% to -11.60%.

Approximately 66% of the securities held by the Balanced Plus Fund at any time during the fiscal year were sold.  Approximately 30% were sold on goal stops for an average realized gain of 9.12%, and approximately 26% were sold after initial stops were hit for an average realized loss of -4.94%.  Other dispositions (generally involving adjustments to fixed income exposure or option activity) affected approximately 10% of the Fund’s positions, resulting in a total realized gain of 5.18%.

WBI Funds

Examples of securities that contributed to the Balanced Plus Fund’s performance during the fiscal year include iPath S&P 500 VIX Short-Term FuturesTM ETN, Best Buy Co., Inc., Johnson Controls, Inc., The Boeing Company, and General Motors Company.  Examples of securities that detracted from the Fund’s performance during the period include Cameron International Corporation, Exxon Mobil Corporation, QUALCOMM Incorporated, Waddell & Reed Financial, Inc., and Linear Technology Corporation.

Twelve options hedges intended to reduce risk were implemented in the Balanced Plus Fund during the fiscal year, resulting in an aggregate gain of approximately 0.05%.  Examples of positions that were hedged with positive return contributions arising from the hedge itself include General Motors Company, Apple Inc., and Eli Lilly and Company.  Examples of positions that were hedged resulting in slight hedging costs include Encana Corporation, Johnson & Johnson and Baxter International Inc.

High turnover in the Balanced Plus Fund’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains.  If Fund shares are held in a taxable account, this may increase your tax liability.  To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance.  Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

Dividend Income Fund

As of November 30, 2014, the Dividend Income Fund held 34 securities in addition to a position in a money market fund which served as a cash equivalent.  Twenty four of these positions had unrealized gains of between 0.05% and 10.20%, while 10 had unrealized losses ranging from -0.86% to -21.65%.

Approximately 67% of the securities held by the Dividend Income Fund since its inception were sold.  Approximately 23% were sold on goal stops for an average realized gain of 12.44%, and approximately 39% were sold after initial stops were hit for an average realized loss of -4.12%.  Other dispositions (generally involving adjustments to fixed income exposure or option activity) affected approximately 5% of the Fund’s positions, resulting in a total realized gain of 6.35%.

Examples of securities that contributed to the Dividend Income Fund’s performance during the fiscal year include iPath S&P 500 VIX Short-Term FuturesTM ETN, Best Buy Co., Inc., GameStop Corp., General Motors Company and Macy’s, Inc.  Examples of securities that detracted from the Fund’s performance during the period include Superior Energy Services, Inc., Abercrombie & Fitch Co., Coach, Inc., QUALCOMM Incorporated, and Marvell Technology Group Ltd.

WBI Funds

Twenty one options hedges intended to reduce risk were implemented in the Dividend Income Fund during the fiscal year, resulting in an aggregate gain of approximately 0.60%.  Examples of positions that were hedged with positive return contributions arising from the hedge itself include Best Buy Co., Inc., Coach, Inc., and General Motors Company.  Examples of positions that were hedged resulting in slight hedging costs include The Travelers Companies, Inc., Time Warner Inc. and Archer-Daniels-Midland Company.

High turnover in the Dividend Income Fund’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains.  If Fund shares are held in a taxable account, this may increase your tax liability.  To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance.  Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

Dividend Growth Fund

As of November 30, 2014, the Dividend Growth Fund held 36 securities in addition to a position in a money market fund which served as a cash equivalent.  Twenty nine of these positions had unrealized gains of between 1.82% and 34.99%, while seven had unrealized losses ranging from -0.06% to -19.71%.  The aggregate unrealized gain amounted to 4.00% of the Fund’s value.

Approximately 72% of the securities held by the Dividend Growth Fund at any time during the fiscal year were sold.  As would be expected, securities sold after hitting a goal stop were generally profitable, and those sold on an initial stop generally were not.  (Goal stops are the tightened stops that replace the initial stops set for each security once that security’s specified price goal has been achieved.)  Approximately 26% of the Fund’s holdings were sold on goal stops for an average realized gain of 14.48%, and approximately 43% were sold after initial stops were hit for an average realized loss of -3.26%.  Other dispositions affected approximately 3% of the Fund’s positions, resulting in a total realized gain of 18.17%.

Examples of securities that contributed to the Dividend Growth Fund’s performance during the fiscal year include iPath S&P 500 VIX Short-Term FuturesTM ETN, Best Buy Co., Inc., Apple Inc., GameStop Corp. and PetSmart, Inc.  Examples of securities that detracted from the Fund’s performance during the fiscal year include Coach, Inc., Xilinx, Inc., Cummins Inc., Corning Incorporated and Superior Energy Services, Inc.

Eighteen options hedges intended to reduce risk were implemented in the Dividend Growth Fund during the fiscal year, resulting in an aggregate gain of approximately 0.46%.  Examples of positions that were hedged with positive return contributions arising from the hedge itself include Best Buy Co., Inc., Eli

WBI Funds

Lilly and Company, and General Motors Company.  Examples of positions that were hedged resulting in slight hedging costs include The Travelers Companies, Inc., Fifth Third Bancorp and Baxter International Inc.

High turnover in the Dividend Growth Fund’s holdings has the potential to result in the realization and distribution to shareholders of higher capital gains.  If Fund shares are held in a taxable account, this may increase your tax liability.  To the extent portfolio turnover increases transaction costs, it may also reduce Fund performance.  Of course, selling a security in a timely fashion may also improve performance if a subsequent loss is avoided that exceeds the cost of executing the sale.

Market Conditions

U.S. stock market ended with attractive returns during the Funds’ fiscal year in many of the major indices.  During that period, the Dow Jones Industrial Average gained 10.83%, the NASDAQ Composite Index (“NASDAQ”) gained 18.02%, the S&P 500® Index gained 14.49% (16.86% with dividends), and the small company Russell 2000® Index gained 2.65%.

But that snapshot of returns doesn’t fully capture the way most of the December 1, 2013 to November 30, 2014 fiscal period may have felt to stock investors.  On October 16, after 87% of the period had gone by, the Dow Jones Industrial Average was up just 0.34%, the NASDAQ was ahead by 3.83%, the S&P 500® Index was up by 3.14% (4.99% including dividends), and the small company Russell 2000® Index was actually down -6.16%.  A robust rally over the last 31 trading days accounted for most of the period-ending gains.

The Federal Reserve Board’s (the “Fed”) Quantitative Easing massive bond buying program, or “QE” program, began in 2009 after the financial crisis of 2008, and was the biggest emergency economic stimulus in history.  The program was intended to help restart the U.S. economy after the recent severe recession by buying $85 billion of bonds every month to keep interest rates low.  After adding more than $3.5 trillion to the Fed’s balance sheet, the program came to an end in October 2014.  Although U.S. Gross Domestic Product (“GDP”) declined in the first quarter of 2014 at a -2.1% annual rate, in the second quarter GDP rose at a 4.6% annual rate, and in the third quarter accelerated to a 5.0% annualized rate, the highest quarterly growth since 2003.

Many forecasters predicted 2014 would be the year interest rates would finally rise, as the Fed finally phased out QE.  Instead, the yield on the benchmark 10-year Treasury Note fell from 2.74% to as low as 2.14% before closing the period at 2.16%.  Since bond prices and bond yields move in opposite directions, the decline in interest rates meant an increase in bond values, and the Barclays Capital U.S. Treasury Bond 10 Year Term Index rose 6.55% during the twelve months ended November 30, 2014.  Corporate bonds also gained during the period, with the Dow Jones Equal Weight U.S. Corporate Bond Index rising by 7.33%.

WBI Funds

Global equity markets lagged the U.S. equity market, and the MSCI EAFE Index ended the twelve month period corresponding to the Funds’ fiscal year up by just 0.70%.  Gold continued its decline, dropping $86/ounce or 6.86%, while the broader measure of commodity prices were also weak, rising through April but then declining for the remainder of the period, with the Commodity Research Bureau Index falling in eight of the twelve months for a cumulative decline of -1.84%.

For U.S. stocks, the bull market’s performance has already been running for nearly six years now (since March 2009).  Investors just joining the show may find that the good seats have already been taken.  Market corrections of 20% are not all that rare, and this six-year bull market started after a plunge in the S&P 500® Index of more than 50%.  We believe diversification, value, careful stock selection, and a responsive risk management approach are always important, but are especially timely ideas after a “pretty good” period like the one just ended.  As they did during the last fiscal period, the major U.S. stock indices may end up posting some positive numbers by the time we get to November 30, 2015 – but that doesn’t mean there won’t be some negative numbers between now and then.

Investment Commentary

The Eye of the Beholder

“Buy low, sell high.”

That old investment adage sounds simple enough.  But what do you do when there isn’t any “low” to buy?  Buy high and hope to sell higher?  And what exactly is “low” anyway?  A reasonable definition of “low” could be when the price of an investment is lower than its value.  But how can we be sure what value is?

Sometimes it’s easy in retrospect to see that things were great values: the painting bought for a couple of dollars at a yard sale that turns out to be an undiscovered masterpiece, for example.

If value is simply cost, then the painting was worth exactly what it sold for at the yard sale – as well as the bonanza price it fetched later at the art auction.  How can this be true?  It was the same piece of canvas, the same paint, the same frame.  Its intrinsic value was the same.  The difference in price must be explained by differing assessments of its esthetic appeal or historical significance – its subjective value – to a different set of buyers and sellers.

Similarly, stocks and bonds carry a mix of intrinsic and subjective value.  A common stock represents ownership of a piece (share) of a business.  A corporate bond is a piece of a loan made to a business.  The company’s intrinsic value, like the canvas and paint of an artwork, may include equipment, inventory, and other assets – its liquidation value.  This is what bond holders would be left with to divvy up with other creditors if the business failed.

WBI Funds

If a business is successful, its value as an operating company is likely to be more than just its intrinsic value.  Using good business practices, it may be able capitalize on its resources and the talents and efforts of its workforce to generate more income than it needs to pay its debts, including payments to bondholders, leaving it with profits that can be distributed to its owners – the shareholders – or reinvested to further grow the company.  Estimating the value today of those possible future profits is subjective, of course, since the future brings with it all sorts of unknowns that could be good or bad for the company.  Still, with some reasonable estimates and a little math, an approximate current value of a company shouldn’t be too hard to agree on.

For the most part, the value of a company should not be expected to change too much from day to day.  Unless a factory burns down or is swallowed by a sinkhole, the plant and equipment part of a company’s value shouldn’t change much from one day to the next.  Changes in business conditions for a company or the economy as a whole can certainly influence the assumptions used to estimate the subjective part of a company’s valuation.  Still, in many cases the magnitude of changes in expectations don’t seem to fully explain short-term swings in stock prices.  When it comes to the day-to-day movement in stock prices something else seems to be going on – something closer to estimating the value of art than estimating the value of paint and canvas.

On June 4, 2013, the common stock of General Motors Company (“GM”)1 closed at a price of $34.96 per share.  On December 31, 2014, GM closed at $34.91.  The difference of $0.05 per share represents a change in stock’s value of about -0.14%. With a market value of approximately $54 billion, this is a difference of just over $77 million in the assumed value of the company.  Is that a reasonable change in value a company this large over the period of about a year and a half?

Perhaps.

But what did GM’s stock price do over those 399 trading days on the way to that 5 cent price change?

1
The discussion of GM is for illustration purposes only, and should not be considered a recommendation to purchase GM stock or any other security.  As of November 30, 2014, GM common stock was owned in all four Funds and in other accounts managed by WBI, including personal accounts of the portfolio managers.

WBI Funds

While the average closing price of GM’s stock over that period was $35.24, the price it traded at from day-to-day swung wildly around that average.  Its closing high during that time was $41.53 on December 17, 2013, and its closing low was $29.69 on October 15, 2014 – a range of $11.84!  That’s a quite bit more than the nickel difference it ended up with.  The stock closed within 10 cents of its average price only 14 times over those 399 trading days.  More than 96% of the time it traded at some other price outside that range, and the span between high and low amounted to 33.6% of the average price over the period.  (See the accompanying chart.  Data source: Bloomberg)

How can there possibly be that much confusion about the day to day value of a massive company like GM?  Did auto sales soar and dive during that time so dramatically that a fluctuation of more than $15 billion in the value of the company was warranted – only to have the company’s stock end up indicating nearly the same value it had at the start of the period?

Very unlikely.

What seems far more likely is that the price of a stock at any given moment is at best a rough estimate of a company’s value, determined to a great extent by

WBI Funds

subjective – and emotional – investor reactions to changing conditions and current events.  The history of stock investing is full of examples of panics and manias fed by prophecies of doom, exuberant dreams of glory, and convictions about the status quo that eventually turned out to seriously miss the mark.  Our goal is to take emotion out of the investment process as much as possible.  We believe in using data rather than intuition, process rather than crowd opinion, investing in value when we can find it, and conserving capital when we can’t.

The stock of a great company can be a terrible purchase if the asking price is too high, and a seemingly cheap stock can be just as bad if the company’s prospects are poor.  There may always be some disconnect between the value of a company and what people are prepared to pay for a share of its stock.  As value investors entrusted with the management of our client’s capital, however, our challenge is to uncover not only attractive companies, but companies whose stock is available at what we believe is an attractive price.  After all, the “stock market” is a market of stocks, not companies.  On any given day some stocks are likely to be too cheap and some too expensive.

It’s said that differences in opinion are what make markets: a seller’s junk can be a buyer’s treasure.  By sticking with a disciplined security selection process, we think we’re far less likely to pay auction house prices for a yard sale stock.  The way we see it, finding real value can be a beautiful thing.

The Bottom Line

We believe that the appropriate approach to investing in a volatile world is one that’s responsive to continually changing conditions and opportunities.  We think that process should be focused on managing risk as well as on pursuing return.  It should be disciplined and have a track record that spans both good times and bad.  In short, our opinion is that it should be just like the process we have used for our investment management clients for the last 22 years – and continue to use to manage the Funds today.

Sincerely,

Gary E. Stroik	Don Schreiber, Jr.
Co-Portfolio Manager	Co-Portfolio Manager
Vice President & Chief Investment Officer	Founder & CEO

WBI Funds

Past performance is not a guarantee of future results.

Opinions expressed are those of WBI Investments, Inc. (“WBI”), the Funds’ investment adviser, are subject to change, are not guaranteed, and should not be construed as recommendations or investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  The Funds invest in emerging market and foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.  These risks can be greater in emerging markets. The Funds invest in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment by the Funds in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.  Investments in mortgage-backed securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse economic developments.  Because the Funds invest in exchange-traded funds (“ETFs”), they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  The Funds may invest in exchange-traded notes (“ETN”),  which are subject to the credit risk of the issuer.  Additional risks include volatility, lack of liquidity, and sensitivity to currencies, commodities markets, and interest rate changes.  The Funds may invest in master limited partnerships (“MLP”), which are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates.  The Funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.

Investments in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  References to other funds should not be interpreted as an offer of these securities. For a complete list of Fund holdings, please refer to the Schedule of Investments in this report.

While the Funds are no-load, management fees and other expenses will apply.  Please refer to the prospectus for additional information.

A stop loss order directs a brokerage firm to sell the specified security at the prevailing market price should that security’s price fall to or below a stipulated price.  A stop limit order directs a brokerage firm to sell the specified security should that security’s price fall to or below a stipulated price, but only if the transaction can be executed at or above the limit price given as part of the order.  The Funds use WBI’s proprietary Dynamic Trailing Stop/Loss System (DTSTM), which is designed to help control the risk to invested capital when investing in volatile securities and markets.  The DTSTM is not a stop loss order or stop limit order placed with a brokerage firm, but an internal process for monitoring price movements.  While the DTSTM may be used to initiate the process for selling a security, it does not assure that a particular execution price will be received.

WBI Funds

The sources for index price and performance data used in the discussion of market conditions and market commentary are Thomson Reuters Baseline and Bloomberg.  The S&P 500® Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.  Performance shown in this report for the S&P 500® Index includes the performance effect of dividends paid by the stocks in the index.  The Barclays Capital U.S. Government/Credit Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year.  The Blended Index is a 50% S&P 500® & 50% Barclays Capital U.S. Government/Credit Blend.  The Dow Jones Industrial Average (“The Dow”) is a price-weighted average of 30 of the largest blue chip issues traded on the New York Stock Exchange.  The NASDAQ Composite Index (NASDAQ) is a market-value weighted index of all common stocks listed on NASDAQ.  The Russell 2000® Index includes approximately 2,000 small company U.S. stocks, and is reconstituted each year to ensure it continues to represent the performance of domestic small-cap equities. The MSCI EAFE Index is an unmanaged index based on share prices of approximately 1,470 companies listed on stock exchanges around the world.  The stocks of twenty countries are included in the index.  The Dow Jones Equal Weight U.S. Issued Corporate Bond Index is an index of 96 bonds issued by leading U.S. companies designed to represent the market performance, on a total-return basis, of investment-grade bonds.  The Barclays Capital U.S. Treasury Long Term Bond 10 Year Term Index is an unmanaged index that measures the performance government bonds issued by the U.S. Treasury that have a 10 year term.  The Commodity Research Bureau Index provides a broad measure of commodity price trends by averaging prices of seventeen commodities from energy, grain, industrial material, livestock, and precious metal groups.  One cannot invest directly in an index.

An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Funds nor any of their representatives may give legal or tax advice.

Must be preceded or accompanied by a prospectus.

WBI Funds are distributed by Quasar Distributors, LLC.

WBI ABSOLUTE RETURN BALANCED FUND
Comparison of the change in value of a hypothetical $250,000 investment in the WBI Absolute Return Balanced Fund - Institutional Shares vs. the
S&P 500® Index and the Barclays Capital Government/Credit Bond Index.

Average Annual Total Return:

	One	Since
	Year	Inception1
WBI Absolute Return Balanced Fund – Institutional Shares	8.89%	4.36%
WBI Absolute Return Balanced Fund – No Load Shares	8.58%	4.11%
S&P 500® Index	16.86%	15.92%
Barclays Capital Government/Credit Bond Index	5.28%	4.36%
50% S&P 500® Index/ 50% Barclays Capital
Government/Credit Bond Index Blend	11.02%	10.20%

Total Annual Fund Operating Expenses: 1.89% (Institutional Shares);
2.15% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Barclays Capital U.S. Government/Credit Bond Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities. To be included in the index, the securities must have a remaining maturity greater than or equal to 1 year, have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

¹The Fund commenced operations on December 29, 2010.

WBI ABSOLUTE RETURN BALANCED PLUS FUND
Comparison of the change in value of a hypothetical $250,000 investment in the WBI Absolute Return Balanced Plus Fund - Institutional Shares vs. the
S&P 500® Index and the Barclays Capital Government/Credit Bond Index.

Average Annual Total Return:
	One	Since
	Year	Inception1
WBI Absolute Return Balanced Plus Fund – Institutional Shares	10.39%	7.13%
WBI Absolute Return Balanced Plus Fund – No Load Shares	10.05%	6.86%
S&P 500® Index	16.86%	19.76%
Barclays Capital Government/Credit Bond Index	5.28%	3.21%
50% S&P 500® Index/ 50% Barclays Capital
Government/Credit Bond Index Blend	11.02%	11.30%

Total Annual Fund Operating Expenses: 9.27% (Institutional Shares);
16.47% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Barclays Capital U.S. Government/Credit Bond Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities. To be included in the index, the securities must have a remaining maturity greater than or equal to 1 year, have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

¹The Fund commenced operations on June 17, 2013.

WBI ABSOLUTE RETURN DIVIDEND INCOME FUND
Comparison of the change in value of a hypothetical $250,000 investment in the
WBI Absolute Return Dividend Income Fund - Institutional Shares vs. the S&P 500® Index

Average Annual Total Return:
	One	Since
	Year	Inception1
WBI Absolute Return Dividend Income Fund –
Institutional Shares	3.55%	6.74%
WBI Absolute Return Dividend Income Fund –
No Load Shares	3.27%	6.51%
S&P 500® Index	16.86%	19.76%

Total Annual Fund Operating Expenses: 13.49% (Institutional Shares);
17.10% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

¹The Fund commenced operations on June 17, 2013.

WBI ABSOLUTE RETURN DIVIDEND GROWTH FUND
Comparison of the change in value of a hypothetical $250,000 investment in the
WBI Absolute Return Dividend Growth Fund - Institutional Shares vs. the S&P 500® Index

Average Annual Total Return:

	One	Since
	Year	Inception1
WBI Absolute Return Dividend Growth Fund –
Institutional Shares	4.40%	8.35%
WBI Absolute Return Dividend Growth Fund –
No Load Shares	4.12%	8.06%
S&P 500® Index	16.86%	15.92%

Total Annual Fund Operating Expenses: 1.94% (Institutional Shares);
2.20% (No Load Shares)

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 924-3863.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Performance data shown does not reflect the 2.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

¹The Fund commenced operations on December 29, 2010.

WBI Funds

EXPENSE EXAMPLE – at November 30, 2014 (Unaudited)

Generally, shareholders of mutual funds incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Dividend Income Fund, and WBI Absolute Dividend Growth Fund Examples are based on an investment of $1,000 invested in the No Load Shares and the Institutional Shares of each Fund at the beginning of the period and held for the entire period (6/1/14 – 11/30/14).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 2.00% and 1.60% per the operating expenses limitation agreement for the No Load Shares and the Institutional Shares, respectively, of each Fund, effective July 1, 2014. Prior to July 1, 2014, the actual net expenses were limited to 2.00% and 1.75% per the operating expenses limitation agreement for the No Load Shares and the Institutional Shares, respectively, of each Fund. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may

WBI Funds

EXPENSE EXAMPLE – at November 30, 2014 (Unaudited), Continued

not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your transaction costs would have been higher.

WBI Absolute Return Balanced Fund – No Load Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/14	11/30/14	6/1/14 – 11/30/14*
Actual	$1,000.00	$1,016.00	$10.11
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.04	$10.10

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Absolute Return Balanced Fund – Institutional Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/14	11/30/14	6/1/14 – 11/30/14*
Actual	$1,000.00	$1,017.50	$8.19
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.95	$8.19

*
Expenses are equal to the Fund’s annualized expense ratio of 1.62%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Absolute Return Balanced Plus Fund – No Load Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/14	11/30/14	6/1/14 – 11/30/14*
Actual	$1,000.00	$1,033.80	$10.20
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.04	$10.10

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Funds

EXPENSE EXAMPLE – at November 30, 2014 (Unaudited), Continued

WBI Absolute Return Balanced Plus Fund – Institutional Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/14	11/30/14	6/1/14 – 11/30/14*
Actual	$1,000.00	$1,035.70	$8.27
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.95	$8.19

*
Expenses are equal to the Fund’s annualized expense ratio of 1.62%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Absolute Return Dividend Income Fund – No Load Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/14	11/30/14	6/1/14 – 11/30/14*
Actual	$1,000.00	$995.10	$10.00
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.04	$10.10

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Absolute Return Dividend Income Fund – Institutional Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/14	11/30/14	6/1/14 – 11/30/14*
Actual	$1,000.00	$998.20	$8.11
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.95	$8.19

*
Expenses are equal to the Fund’s annualized expense ratio of 1.62%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Absolute Return Dividend Growth Fund – No Load Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/14	11/30/14	6/1/14 – 11/30/14*
Actual	$1,000.00	$1,010.30	$10.08
Hypothetical
(5% return before expenses)	$1,000.00	$1,015.04	$10.10

*
Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Funds

EXPENSE EXAMPLE – at November 30, 2014 (Unaudited), Continued

WBI Absolute Return Dividend Growth Fund – Institutional Shares

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/14	11/30/14	6/1/14 – 11/30/14*
Actual	$1,000.00	$1,011.60	$8.17
Hypothetical
(5% return before expenses)	$1,000.00	$1,016.95	$8.19

*
Expenses are equal to the Fund’s annualized expense ratio of 1.62%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) divided by 365 days to reflect the one-half year expense.

WBI Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS – at November 30, 2014 (Unaudited)

WBI Absolute Return Balanced Fund

WBI Absolute Return Balanced Plus Fund

Percentages represent market value as a percentage of total investments.

WBI Funds

SECTOR ALLOCATION OF PORTFOLIO ASSETS – at November 30, 2014 (Unaudited)

WBI Absolute Return Dividend Income Fund

WBI Absolute Return Dividend Growth Fund

Percentages represent market value as a percentage of total investments.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2014

Shares	COMMON STOCKS - 50.66%	Value
	Administrative and Support Services - 1.18%
29,934	AECOM Technology Corp. (a)	$958,187

	Amusement, Gambling, and
	Recreation Industries - 2.96%
37,849	Las Vegas Sands Corp.	2,410,603

	Chemical Manufacturing - 2.32%
74,046	Huntsman Corp.	1,889,654

	Clothing and Clothing
	Accessories Stores - 6.10%
55,230	Abercrombie & Fitch Co. - Class A	1,593,385
28,849	DSW, Inc.	1,023,563
59,357	Gap, Inc.	2,350,537
		4,967,485
	Computer and Electronic
	Product Manufacturing - 1.55%
27,961	Microchip Technology, Inc.	1,262,439

	Credit Intermediation and
	Related Activities - 1.02%
48,988	Umpqua Holdings Corp.	832,306

	Food Manufacturing - 1.00%
10,871	Nestle SA - ADR	815,869

	Food Services and Drinking Places - 6.06%
6,751	Cracker Barrel Old Country Store, Inc.	864,196
27,574	Dunkin’ Brands Group, Inc.	1,333,203
35,483	Yum! Brands, Inc.	2,741,062
		4,938,461
	General Merchandise Stores - 3.23%
40,506	Macy’s, Inc.	2,629,244

	Merchant Wholesalers,
	Durable Goods - 0.93%
7,480	Watsco, Inc.	759,220

	Nonstore Retailers - 2.23%
41,189	GNC Holdings, Inc. - Class A	1,821,378

	Paper Manufacturing - 1.07%
20,685	Sonoco Products Co.	869,184

	Primary Metal Manufacturing - 2.41%
120,194	Commercial Metals Co.	1,963,970

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2014, Continued

Shares		Value
	Professional, Scientific, and
	Technical Services - 7.48%
98,717	Interpublic Group of Cos., Inc.	$2,002,968
49,969	Jacobs Engineering Group, Inc. (a)	2,321,060
42,425	Nielsen N.V. (b)	1,772,092
		6,096,120
	Securities, Commodity Contracts, and
	Other Financial Investments and
	Related Activities - 2.59%
25,324	T. Rowe Price Group, Inc.	2,113,794

	Transportation Equipment
	Manufacturing - 8.53%
9,401	Boeing Co.	1,263,118
73,589	General Motors Co.	2,460,080
76,576	Honda Motor Co., Ltd. - ADR	2,321,784
15,355	Thor Industries, Inc.	902,260
		6,947,242
	TOTAL COMMON STOCKS
	(Cost $39,381,277)	41,275,156

	EXCHANGE-TRADED FUNDS - 12.24%
71,188	iShares Floating Rate Bond ETF	3,609,232
30,443	Vanguard Short-Term Corporate Bond ETF	2,440,920
47,366	Vanguard Total Bond Market ETF	3,925,220
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $9,910,363)	9,975,372

Principal
Amount	CORPORATE BONDS - 13.01%
	Advertising Agencies - 0.67%
	Omnicom Group, Inc.
$500,000	4.45%, 8/15/2020	545,465

	Aerospace Product and
	Parts Manufacturing - 0.48%
	Lockheed Martin Corp.
356,000	4.25%, 11/15/2019	390,809

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2014, Continued

Principal
Amount		Value
	Agencies, Brokerages, & Other Insurance
	Related Activities - 0.18%
	Aon PLC
$142,000	3.50%, 9/30/2015	$145,385

	Beverage Manufacturing - 0.18%
	Anheuser-Busch Cos., LLC
135,000	4.50%, 4/1/2018	147,579

	Business Support Services - 0.86%
	Western Union Co.
650,000	5.93%, 10/1/2016	704,319

	Credit Intermediation and
	Related Activities - 0.07%
	JPMorgan Chase & Co.
59,000	2.60%, 1/15/2016	60,278

	Depository Credit Intermediation - 0.98%
	Citigroup, Inc.
572,000	6.125%, 11/21/2017	644,526
	Wells Fargo & Co.
142,000	4.48%, 1/16/2024	151,878
		796,404
	Health and Personal Care Stores - 0.19%
	Express Scripts, Inc.
148,000	3.125%, 5/15/2016	152,842

	Insurance Carriers - 1.87%
	American International Group, Inc.
800,000	5.85%, 1/16/2018	902,346
	Cigna Corp.
140,000	8.30%, 1/15/2033	184,395
	Wellpoint, Inc.
440,000	3.125%, 5/15/2022	440,176
		1,526,917
	Investigation and Security Services - 0.13%
	Tyco International Finance
105,000	3.375%, 10/15/2015	107,414

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2014, Continued

Principal
Amount		Value
	Machinery Manufacturing - 0.61%
	Kennametal, Inc.
$490,000	2.65%, 11/1/2019	$496,757

	Medical and Diagnostic Laboratories - 0.21%
	Laboratory Corporation of America Holdings
170,000	3.750, 8/23/2022	173,122

	Medical Equipment and
	Supplies Manufacturing - 0.12%
	Zimmer Holdings, Inc.
90,000	4.625%, 11/30/2019	99,138

	Miscellaneous Manufacturing - 1.06%
	Mattel, Inc.
865,000	1.70%, 3/15/2018	859,596

	Motion Picture and Video Industries - 0.67%
	Viacom, Inc.
522,000	3.50%, 4/1/2017	547,046

	Newspaper, Periodical, Book, and
	Directory Publishers - 0.25%
	Thomson Reuters Corp.
193,000	3.95%, 9/30/2021	203,760

	Non-Depository Credit Intermediation - 0.21%
	American Express Credit
150,000	2.80%, 9/19/2016	155,312
	General Electric Capital Corp.
15,000	5.55%, 10/15/2020	17,029
		172,341
	Nonmetallic Mineral Mining
	and Quarrying - 0.70%
	Potash Corporation of Saskatchewan, Inc.
543,000	3.25%, 12/1/2017	570,115

	Office Supplies, Stationery, and
	Gift Stores - 0.85%
	Staples, Inc.
680,000	2.75%, 1/12/2018	690,364

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2014, Continued

Principal
Amount		Value
	Pharmaceutical and
	Medicine Manufacturing - 0.82%
	Amgen, Inc.
$656,000	2.125%, 5/15/2017	$667,059

	Securities and Commodity Contracts
	Intermediation and Brokerage - 0.49%
	Prudential Financial, Inc.
384,000	3.00%, 5/12/2016	396,068

	Software Publishers - 0.82%
	Symantec Corp.
660,000	2.75%, 6/15/2017	672,141

	Traveler Accommodation - 0.40%
	Marriott International, Inc.
320,000	3.25%, 9/15/2022	323,907

	Utilities - 0.19%
	Exelon Generation Co., LLC
135,000	5.20%, 10/1/2019	151,171
	TOTAL CORPORATE BONDS
	(Cost $10,485,531)	10,599,997

	U.S. TREASURY NOTES - 15.91%
1,000,000	0.25%, 4/15/2016	1,000,703
1,000,000	0.25%, 5/15/2016	1,000,156
1,000,000	0.50%, 9/30/2016	1,001,719
1,000,000	0.625%, 12/15/2016	1,002,422
1,000,000	0.625%, 2/15/2017	1,000,938
1,000,000	0.875%, 6/15/2017	1,003,750
1,000,000	0.50%, 7/31/2017	992,422
1,000,000	0.625%, 8/31/2017	994,609
1,000,000	0.625%, 9/30/2017	993,281
1,000,000	0.75%, 10/31/2017	996,328
1,000,000	0.75%, 12/31/2017	993,750
1,000,000	0.75%, 2/28/2018	991,484
1,000,000	0.75%, 3/31/2018	990,469
	TOTAL U.S. TREASURY NOTES
	(Cost $12,887,091)	12,962,031

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

SCHEDULE OF INVESTMENTS at November 30, 2014, Continued

Shares	SHORT-TERM INVESTMENTS - 8.13%	Value
6,619,934	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.01% (c)	$6,619,934
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $6,619,934)	6,619,934
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $79,284,196) - 99.95%	81,432,490
	Other Assets in Excess of Liabilities - 0.05%	44,630
	NET ASSETS - 100.00%	$81,477,120

ADR - American Depositary Receipt
ETF - Exchange-Traded Fund
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of November 30, 2014.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Plus Fund

SCHEDULE OF INVESTMENTS at November 30, 2014

Shares	COMMON STOCKS - 49.35%	Value
	Administrative and Support Services - 4.63%
24,482	AECOM Technology Corp. (a)	$783,669
10,124	Paychex, Inc.	479,979
		1,263,648
	Amusement, Gambling, and
	Recreation Industries - 3.62%
15,505	Las Vegas Sands Corp.	987,514

	Apparel Manufacturing - 0.97%
11,665	Guess?, Inc.	264,446

	Clothing and Clothing
	Accessories Stores - 4.44%
10,815	DSW, Inc. - Class A	383,716
20,937	Gap, Inc.	829,105
		1,212,821
	Computer and Electronic
	Product Manufacturing - 3.07%
18,553	Microchip Technology, Inc.	837,668

	Credit Intermediation and
	Related Activities - 1.00%
15,986	Umpqua Holdings Corp.	271,602

	Fabricated Metal
	Product Manufacturing - 0.92%
4,245	Crane Co.	250,582

	Food Manufacturing - 2.58%
7,033	Hershey Co.	705,269

	Food Services and Drinking Places - 1.94%
4,953	Dunkin’ Brands Group, Inc.	239,478
3,756	Yum! Brands, Inc.	290,151
		529,629
	Furniture and Related
	Product Manufacturing - 3.26%
17,770	Johnson Controls, Inc.	888,500

	General Merchandise Stores - 3.16%
13,287	Macy’s, Inc.	862,459

	Health and Personal Care Stores - 2.00%
7,970	Walgreen Co.	546,822

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Plus Fund

SCHEDULE OF INVESTMENTS at November 30, 2014, Continued

Shares		Value
	Machinery Manufacturing - 2.54%
13,535	Cameron International Corp. (a)	$694,075

	Miscellaneous Manufacturing - 3.02%
11,287	Baxter International, Inc.	823,951

	Professional, Scientific, and
	Technical Services - 2.79%
16,416	Jacobs Engineering Group, Inc. (a)	762,523

	Transportation Equipment
	Manufacturing - 7.91%
7,729	Boeing Co.	1,038,468
33,524	General Motors Co.	1,120,707
		2,159,175
	Waste Management and
	Remediation Services - 1.50%
8,381	Waste Management, Inc.	408,406
	TOTAL COMMON STOCKS
	(Cost $12,805,077)	13,469,090

	EXCHANGE-TRADED FUNDS - 22.67%
17,709	iShares Floating Rate Bond ETF	897,846
6,335	PIMCO 0-5 Year High Yield Corporate
	Bond Index ETF	654,279
105,477	PowerShares Preferred Portfolio	1,551,566
22,090	SPDR Barclays Short Term
	High Yield Bond ETF	651,876
20,829	Vanguard Mortgage-Backed Securities ETF	1,108,103
16,511	Vanguard Short-Term Corporate Bond ETF	1,323,852
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $6,174,403)	6,187,522

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Plus Fund

SCHEDULE OF INVESTMENTS at November 30, 2014, Continued

Principal
Amount	U.S. TREASURY NOTES - 12.78%	Value
$1,000,000	0.625%, 2/15/2017	$1,000,938
1,000,000	0.875%, 6/15/2017	1,003,750
1,000,000	0.625%, 4/30/2018	985,234
500,000	2.00%, 2/15/2023	498,281
	TOTAL U.S. TREASURY NOTES
	(Cost $3,466,943)	3,488,203

Shares	SHORT-TERM INVESTMENTS - 16.25%
4,434,601	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.01% (b)	4,434,601
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $4,434,601)	4,434,601
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $26,881,024) - 101.05%	27,579,416
	Liabilities in Excess of Other Assets - (1.05)%	(286,514)
	NET ASSETS - 100.00%	$27,292,902

ETF - Exchange-Traded Fund
(a)	Non-income producing security.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2014.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Income Fund

SCHEDULE OF INVESTMENTS at November 30, 2014

Shares	COMMON STOCKS - 71.59%	Value
	Accommodation - 2.93%
7,006	Starwood Hotels &
	Resorts Worldwide, Inc.	$553,474

	Administrative and Support Services - 2.95%
17,382	AECOM Technology Corp. (a)	556,398

	Amusement, Gambling, and
	Recreation Industries - 3.68%
10,903	Las Vegas Sands Corp.	694,412

	Broadcasting (Except Internet) - 2.07%
5,180	Viacom, Inc. - Class B	391,763

	Building Material and
	Garden Equipment - 1.81%
4,397	MSC Industrial Direct, Inc. - Class A	341,515

	Chemical Manufacturing - 6.20%
14,817	Huntsman Corp.	378,130
13,100	Mosaic Co.	599,587
2,929	Syngenta AG - ADR	192,699
		1,170,416
	Clothing and Clothing
	Accessories Stores - 5.70%
16,930	Abercrombie & Fitch Co. - Class A	488,431
14,834	Gap, Inc.	587,426
		1,075,857
	Computer and Electronic
	Product Manufacturing - 3.21%
4,687	Thermo Fisher Scientific, Inc.	605,982

	Credit Intermediation and
	Related Activities - 1.01%
11,211	Umpqua Holdings Corp.	190,475

	Electrical Equipment, Appliance, and
	Component Manufacturing - 3.86%
6,825	Hubbell, Inc. - Class B	728,910

	Fabricated Metal
	Product Manufacturing - 0.93%
2,986	Crane Co.	176,264

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Income Fund

SCHEDULE OF INVESTMENTS at November 30, 2014, Continued

Shares		Value
	Food Manufacturing - 2.24%
2,524	Nestle SA - ADR	$189,426
7,262	Pilgrim’s Pride Corp. (a)	234,563
		423,989
	General Merchandise Stores - 3.29%
9,565	Macy’s, Inc.	620,864

	Health and Personal Care Stores - 1.66%
57,142	Rite Aid Corp. (a)	313,138

	Miscellaneous Manufacturing - 3.15%
8,141	Baxter International, Inc.	594,293

	Nonmetallic Mineral
	Product Manufacturing - 3.93%
59,385	Cemex SAB De CV - ADR(a)	742,906

	Professional, Scientific, and
	Technical Services - 5.07%
20,128	Interpublic Group of Cos., Inc.	408,397
13,159	Nielsen N.V. (b)	549,651
		958,048
	Publishing Industries
	(Except Internet) - 3.08%
8,280	SAP SE - ADR	582,250

	Securities, Commodity Contracts, and
	Other Financial Investments and
	Related Activities - 3.86%
3,023	Evercore Partners, Inc. - Class A	152,662
6,913	T. Rowe Price Group, Inc.	577,028
		729,690
	Support Activities for Mining - 2.34%
22,856	Superior Energy Services, Inc.	441,349

	Transportation Equipment
	Manufacturing - 5.72%
1,895	Boeing Co.	254,612
24,684	General Motors Co.	825,186
		1,079,798
	Utilities - 1.44%
3,245	Entergy Corp.	272,256

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Income Fund

SCHEDULE OF INVESTMENTS at November 30, 2014, Continued

Shares		Value
	Waste Management and
	Remediation Services - 1.46%
5,665	Waste Management, Inc.	$276,056
	TOTAL COMMON STOCKS
	(Cost $13,335,602)	13,520,103

	EXCHANGE-TRADED FUNDS - 2.44%
5,743	Vanguard Short-Term Corporate Bond ETF	460,474
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $459,772)	460,474

Principal
Amount	U.S. TREASURY NOTES - 2.53%
$160,000	0.75%, 10/31/2017	159,412
160,000	0.625%, 11/30/2017	158,600
160,000	1.00%, 5/31/2018	159,450
	TOTAL U.S. TREASURY NOTES
	(Cost $473,380)	477,462

Shares	SHORT-TERM INVESTMENTS - 23.69%
4,474,257	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.01% (c)	4,474,257
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $4,474,257)	4,474,257
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $18,743,011) - 100.25%	18,932,296
	Liabilities in Excess of Other Assets - (0.25)%	(47,250)
	NET ASSETS - 100.00%	$18,885,046

ADR - American Depositary Receipt
ETF - Exchange-Traded Fund
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of November 30, 2014.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

SCHEDULE OF INVESTMENTS at November 30, 2014

Shares	COMMON STOCKS - 84.66%	Value
	Accommodation - 1.90%
21,878	Starwood Hotels & Resorts Worldwide, Inc.	$1,728,362

	Administrative and Support Services - 1.19%
16,148	Manpowergroup, Inc.	1,079,655

	Amusement, Gambling, and
	Recreation Industries - 3.98%
56,890	Las Vegas Sands Corp.	3,623,324

	Beverage and Tobacco
	Product Manufacturing - 2.92%
406,269	Ambev SA - ADR	2,661,062

	Broadcasting (Except Internet) - 2.85%
34,313	Viacom, Inc. - Class B	2,595,092

	Chemical Manufacturing - 9.18%
28,807	AptarGroup, Inc.	1,879,657
107,005	Huntsman Corp.	2,730,768
61,646	Mosaic Co.	2,821,537
14,043	Syngenta AG - ADR	923,889
		8,355,851
	Clothing and Clothing
	Accessories Stores - 0.48%
21,171	Stage Stores, Inc.	433,794

	Computer and Electronic
	Product Manufacturing - 0.98%
64,448	Vishay Intertechnology, Inc.	893,894

	Credit Intermediation and
	Related Activities - 2.28%
52,296	BancorpSouth, Inc.	1,144,759
54,877	Umpqua Holdings Corp.	932,360
		2,077,119
	Food Services and Drinking Places - 4.45%
52,424	Yum! Brands, Inc.	4,049,754

	Forestry and Logging - 3.50%
76,540	Plum Creek Timber Co., Inc.	3,190,187

	Furniture and Related
	Product Manufacturing - 3.30%
60,185	Johnson Controls, Inc.	3,009,250

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

SCHEDULE OF INVESTMENTS at November 30, 2014, Continued

Shares		Value
	General Merchandise Stores - 4.29%
60,215	Macy’s, Inc.	$3,908,556

	Health and Personal Care Stores - 1.39%
18,482	Walgreen Co.	1,268,050

	Insurance Carriers and
	Related Activities - 6.04%
45,745	Aflac, Inc.	2,732,349
21,358	Aspen Insurance Holdings Ltd. (a)	944,664
27,013	Assurant, Inc.	1,825,809
		5,502,822
	Machinery Manufacturing - 5.02%
11,298	Pall Corporation	1,085,851
38,885	SPX Corporation	3,487,596
		4,573,447
	Management of Companies
	and Enterprises - 1.53%
75,631	Associated Banc-Corp	1,397,661

	Miscellaneous Manufacturing - 1.73%
21,567	Baxter International, Inc.	1,574,391

	Petroleum and Coal
	Products Manufacturing - 4.22%
79,061	Valero Energy Corp.	3,843,155

	Professional, Scientific, and
	Technical Services - 4.70%
20,198	Infosys Ltd. - ADR	1,410,628
141,560	Interpublic Group of Cos., Inc.	2,872,252
		4,282,880
	Publishing Industries (Except Internet) - 1.31%
16,943	SAP SE - ADR	1,191,432

	Real Estate - 1.02%
47,778	CBL & Associates Properties, Inc.	929,282

	Securities, Commodity Contracts, and
	Other Financial Investments and
	Related Activities - 1.65%
31,180	Waddell & Reed Financial, Inc. - Class A	1,499,134

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

SCHEDULE OF INVESTMENTS at November 30, 2014, Continued

Shares		Value
	Support Activities for Mining - 1.58%
74,602	Superior Energy Services, Inc.	$1,440,565

	Support Activities for Transportation - 3.31%
64,356	Expeditors International of Washington, Inc.	3,013,148

	Transportation Equipment
	Manufacturing - 6.37%
14,213	Boeing Co.	1,909,659
116,305	General Motors Co.	3,888,076
		5,797,735
	Utilities - 3.49%
37,910	Entergy Corp.	3,180,649
	TOTAL COMMON STOCKS
	(Cost $73,477,259)	77,100,251

	SHORT-TERM INVESTMENTS - 14.71%
13,394,910	Invesco STIT-Treasury Portfolio -
	Institutional Class, 0.01% (b)	13,394,910
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $13,394,910)	13,394,910
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $86,872,169) - 99.37%	90,495,161
	Other Assets in Excess of Liabilities - 0.63%	571,345
	NET ASSETS - 100.00%	$91,066,506

ADR - American Depositary Receipt
(a)	U.S. traded security of a foreign issuer.
(b)	Rate shown is the 7-day annualized yield as of November 30, 2014.

The accompanying notes are an integral part of these financial statements.

WBI Funds

(This Page Intentionally Left Blank.)

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2014

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Balanced
	Fund	Plus Fund
ASSETS
Investments in securities, at value
(identified cost $79,284,196
and $26,881,024, respectively)	$81,432,490	$27,579,416
Receivables
Dividends and interest	175,035	32,011
Fund shares sold	154,802	125,700
Dividend tax reclaim	593	—
Prepaid expenses	20,919	12,464
Total assets	81,783,839	27,749,591
LIABILITIES
Payables
Investment securities purchased	—	351,228
Shareholder servicing fees	85,977	17,674
Advisory fees	66,533	9,235
Fund shares redeemed	58,397	—
Administration and fund accounting fees	34,849	32,282
Audit fees	20,100	20,100
Transfer agent fees and expenses	17,473	11,127
12b-1 fees	11,145	1,712
Shareholder reporting	6,552	4,384
Legal fees	2,308	3,418
Chief Compliance Officer fee	2,250	2,250
Custody fees	1,122	2,310
Accrued expenses	13	969
Total liabilities	306,719	456,689
NET ASSETS	$81,477,120	$27,292,902

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2014, Continued

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Balanced
	Fund	Plus Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
No Load Shares
Net assets applicable to shares outstanding	$31,683,227	$6,742,169
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	2,782,600	620,169
Net asset value, offering and
redemption price per share	$11.39	$10.87
Institutional Shares
Net assets applicable to shares outstanding	$49,793,893	$20,550,733
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	4,358,991	1,888,448
Net asset value, offering and
redemption price per share	$11.42	$10.88
COMPONENTS OF NET ASSETS
Paid-in capital	$75,817,625	$26,113,751
Accumulated net realized gain from
investments, foreign currency, and options	3,511,201	480,759
Net unrealized appreciation on investments
and foreign currency	2,148,294	698,392
Net assets	$81,477,120	$27,292,902

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2014, Continued

	WBI Absolute	WBI Absolute
	Return	Return
	Dividend	Dividend
	Income	Growth Fund
ASSETS
Investments in securities, at value
(identified cost $18,743,011
and $86,872,169, respectively)	$18,932,296	$90,495,161
Receivables
Dividends and interest	19,202	163,897
Fund shares sold	11,651	650,407
Dividend tax reclaim	—	247
Prepaid expenses	11,438	22,300
Total assets	18,974,587	91,332,012
LIABILITIES
Payables
Administration and fund accounting fees	32,262	38,879
Audit fees	20,100	20,100
Transfer agent fees and expenses	10,025	19,028
Shareholder servicing fees	9,326	82,459
Shareholder reporting	4,691	8,701
Legal fees	3,426	2,309
Custody fees	3,423	1,532
Chief Compliance Officer fee	2,250	2,250
Advisory fees	2,030	71,544
12b-1 fees	623	14,438
Fund shares redeemed	400	4,255
Accrued expenses	985	11
Total liabilities	89,541	265,506
NET ASSETS	$18,885,046	$91,066,506

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2014, Continued

	WBI Absolute	WBI Absolute
	Return	Return
	Dividend	Dividend
	Income	Growth Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
No Load Shares
Net assets applicable to shares outstanding	$1,925,782	$32,402,424
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	176,615	2,554,376
Net asset value, offering and
redemption price per share	$10.90	$12.69
Institutional Shares
Net assets applicable to shares outstanding	$16,959,264	$58,664,082
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	1,553,470	4,607,438
Net asset value, offering and
redemption price per share	$10.92	$12.73
COMPONENTS OF NET ASSETS
Paid-in capital	$18,489,649	$82,412,002
Accumulated net realized gain on
investments, foreign currency, and options	206,112	5,031,512
Net unrealized appreciation on investments
and foreign currency	189,285	3,622,992
Net assets	$18,885,046	$91,066,506

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the year ended November 30, 2014

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Balanced Plus
	Fund	Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
and issuance fees of $8,753 and $305,
and $849 and $165, respectively)	$1,248,943	$353,862
Interest	277,264	7,339
Total investment income	1,526,207	361,201
Expenses
Advisory fees (Note 4)	684,333	134,922
Shareholder servicing fees -
Institutional Shares (Note 6)	130,748	32,191
Shareholder servicing fees -
No Load Shares (Note 6)	115,450	10,663
Administration and fund accounting fees (Note 4)	111,664	104,173
Distribution fees - No Load Shares (Note 5)	72,156	7,151
Transfer agent fees and expenses (Note 4)	67,200	39,358
Registration fees	34,934	37,017
Audit fees	20,100	20,100
Chief Compliance Officer fee (Note 4)	9,000	8,817
Reports to shareholders	8,870	2,944
Trustee fees	7,871	7,185
Legal fees	7,271	5,864
Custody fees (Note 4)	6,707	8,505
Other expenses	5,151	4,086
Insurance expense	3,699	1,461
Total expenses	1,285,154	424,437
Less: advisory fee waiver and
expense reimbursement (Note 4)	(42,951)	(192,288)
Net expenses	1,242,203	232,149
Net investment income	$284,004	$129,052

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the year ended November 30, 2014, Continued

	WBI Absolute	WBI Absolute
	Return	Return
	Balanced	Balanced Plus
	Fund	Fund
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain/(loss) on:
Investments	$4,398,920	$574,375
Purchased options	(3,728)	(6,968)
Written options	68,227	2,380
Net change in unrealized appreciation
on investments	831,794	573,104
Net realized and unrealized
gain on investments and options	5,295,213	1,142,891
Net Increase in Net Assets
Resulting from Operations	$5,579,217	$1,271,943

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the year ended November 30, 2014, Continued

	WBI Absolute	WBI Absolute
	Return	Return
	Dividend	Dividend
	Income Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends (Net of foreign taxes withheld
and issuance fees of $2,627 and $267, and
$34,439 and $4,686, respectively)	$185,950	$1,786,445
Interest	1,918	1,363
Total investment income	187,868	1,787,808
Expenses
Administration and fund
accounting fees (Note 4)	105,189	128,422
Advisory fees (Note 4)	91,024	851,443
Registration fees	36,306	39,561
Transfer agent fees and expenses (Note 4)	35,770	77,046
Shareholder servicing fees -
Institutional Shares (Note 6)	23,702	166,875
Shareholder servicing fees -
No Load Shares (Note 6)	5,356	121,606
Audit fees	20,100	20,100
Custody fees (Note 4)	9,343	9,410
Chief Compliance Officer fee (Note 4)	8,817	9,000
Trustee fees	7,155	9,095
Legal fees	5,864	7,184
Other expenses	4,053	5,984
Distribution fees - No Load Shares (Note 5)	3,610	76,004
Reports to shareholders	2,922	16,728
Insurance expense	1,448	3,189
Total expenses	360,659	1,541,647
Less: advisory fee waiver and
expense reimbursement (Note 4)	(205,107)	(27,713)
Net expenses	155,552	1,513,934
Net investment income	$32,316	$273,874

The accompanying notes are an integral part of these financial statements.

WBI Funds

STATEMENTS OF OPERATIONS For the year ended November 30, 2014, Continued

	WBI Absolute	WBI Absolute
	Return	Return
	Dividend	Dividend
	Income Fund	Growth Fund
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS AND OPTIONS
Net realized gain on:
Investments	$182,176	$4,725,066
Purchased options	30,713	28,133
Written options	38,121	296,579
Net change in unrealized depreciation
on investments	(35,232)	(1,713,584)
Net realized and unrealized
gain on investments and options	215,778	3,336,194
Net Increase in Net Assets
Resulting from Operations	$248,094	$3,610,068

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2014	November 30, 2013
INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$284,004	$512,775
Net realized gain/(loss) on:
Investments	4,398,920	(870,194)
Purchased options	(3,728)	(38,109)
Written options	68,227	33,799
Capital gain distributions from
regulated investment companies	—	904
Net change in unrealized appreciation
on investments	831,794	392,945
Net increase in net assets
resulting from operations	5,579,217	32,120
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
No Load Shares	(163,977)	(142,269)
Institutional Shares	(335,669)	(292,614)
From net realized gain on investments
No Load Shares	—	(172,158)
Institutional Shares	—	(278,662)
Total distributions to shareholders	(499,646)	(885,703)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	5,932,341	16,891,517
Total increase in net assets	11,011,912	16,037,934
NET ASSETS
Beginning of year	70,465,208	54,427,274
End of year	$81,477,120	$70,465,208
Undistributed net investment
income at end of year	$—	$110,844

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  A summary of share transactions is as follows:

	No Load Shares		No Load Shares
	Year Ended		Year Ended
	November 30, 2014		November 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	951,832	$10,587,208	2,119,484	$22,566,059
Shares issued on
reinvestments of
distributions	13,962	153,433	27,679	291,874
Shares redeemed**	(969,147)	(10,606,232)	(1,316,218)	(13,944,530)
Net increase/(decrease)	(3,353)	$134,409	830,945	$8,913,403
** Net of redemption fees of		$322		$1,365

	Institutional Shares		Institutional Shares
	Year Ended		Year Ended
	November 30, 2014		November 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,126,536	$23,803,116	3,619,838	$38,666,263
Shares issued on
reinvestments of
distributions	26,681	294,371	39,043	412,268
Shares redeemed**	(1,678,094)	(18,299,555)	(2,922,590)	(31,100,417)
Net increase	475,123	$5,797,932	736,291	$7,978,114
** Net of redemption fees of		$7,208		$3,346

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS

		June 17, 2013*
	Year Ended	to
	November 30, 2014	November 30, 2013
INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$129,052	$17,112
Net realized gain/(loss) on:
Investments	574,375	(84,691)
Purchased options	(6,968)	(395)
Written options	2,380	—
Net change in unrealized appreciation
on investments	573,104	125,288
Net increase in net assets
resulting from operations	1,271,943	57,314
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
No Load Shares	(23,455)	(3,432)
Institutional Shares	(122,501)	(718)
Total distributions to shareholders	(145,956)	(4,150)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	19,725,769	6,387,982
Total increase in net assets	20,851,756	6,441,146
NET ASSETS
Beginning of period	6,441,146	—
End of period	$27,292,902	$6,441,146
Undistributed net investment
income at end of period	$—	$11,271

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  A summary of share transactions is as follows:

	No Load Shares		No Load Shares
			June 17, 2013*
	Year Ended		to
	November 30, 2014		November 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	504,488	$5,357,955	247,223	$2,450,292
Shares issued on
reinvestments of
distributions	1,997	20,837	68	666
Shares redeemed**	(17,518)	(181,011)	(116,089)	(1,150,906)
Net increase	488,967	$5,197,781	131,202	$1,300,052
** Net of redemption fees of		$29		$—

	Institutional Shares		Institutional Shares
			June 17, 2013*
	Year Ended		to
	November 30, 2014		November 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,504,723	$15,876,912	527,630	$5,232,554
Shares issued on
reinvestments of
distributions	11,480	119,723	350	3,433
Shares redeemed**	(140,766)	(1,468,647)	(14,969)	(148,057)
Net increase	1,375,437	$14,527,988	513,011	$5,087,930
** Net of redemption fees of		$4,139		$998

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

		June 17, 2013*
	Year Ended	to
	November 30, 2014	November 30, 2013
INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$32,316	$162
Net realized gain/(loss) on:
Investments	182,176	(35,439)
Purchased options	30,713	—
Written options	38,121	—
Net change in unrealized
appreciation/(depreciation)
on investments	(35,232)	224,517
Net increase in net assets
resulting from operations	248,094	189,240
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
No Load Shares	(6,247)	(280)
Institutional Shares	(35,525)	(1,426)
Total distributions to shareholders	(41,772)	(1,706)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	13,827,700	4,663,490
Total increase in net assets	14,034,022	4,851,024
NET ASSETS
Beginning of period	4,851,024	—
End of period	$18,885,046	$4,851,024
Undistributed net investment
loss at end of period	$—	$(31)

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Income Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  A summary of share transactions is as follows:

	No Load Shares		No Load Shares
			June 17, 2013*
	Year Ended		to
	November 30, 2014		November 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	151,783	$1,632,825	106,709	$1,083,643
Shares issued on
reinvestments of
distributions	338	3,701	24	238
Shares redeemed**	(37,356)	(404,695)	(44,883)	(454,266)
Net increase	114,765	$1,231,831	61,850	$629,615
** Net of redemption fees of		$963		$—

	Institutional Shares		Institutional Shares
			June 17, 2013*
	Year Ended		to
	November 30, 2014		November 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,341,897	$14,586,225	406,173	$4,145,082
Shares issued on
reinvestments of
distributions	3,164	34,481	142	1,426
Shares redeemed**	(186,899)	(2,024,837)	(11,007)	(112,633)
Net increase	1,158,162	$12,595,869	395,308	$4,033,875
** Net of redemption fees of		$2,499		$411

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2014	November 30, 2013
INCREASE/(DECREASE) IN
NET ASSETS FROM:
OPERATIONS
Net investment income	$273,874	$250,195
Net realized gain/(loss) on:
Investments	4,725,066	4,864,770
Purchased options	28,133	(106,717)
Written options	296,579	50,469
Capital gain distributions from
regulated investment companies	—	149
Net change in unrealized
appreciation/(depreciation)
on investments	(1,713,584)	3,588,924
Net increase in net assets
resulting from operations	3,610,068	8,647,790
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
No Load Shares	(62,300)	(98,593)
Institutional Shares	(259,215)	(182,134)
From net realized gain on investments
No Load Shares	(1,354,365)	—
Institutional Shares	(2,441,481)	—
Total distributions to shareholders	(4,117,361)	(280,727)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	16,386,461	40,603,632
Total increase in net assets	15,879,168	48,970,695
NET ASSETS
Beginning of year	75,187,338	26,216,643
End of year	$91,066,506	$75,187,338
Undistributed net investment
income at end of year	$—	$29,428

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  A summary of share transactions is as follows:

	No Load Shares		No Load Shares
	Year Ended		Year Ended
	November 30, 2014		November 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	848,101	$10,565,724	1,434,793	$16,988,860
Shares issued on
reinvestments of
distributions	105,998	1,322,658	7,977	88,515
Shares redeemed**	(502,238)	(6,276,236)	(525,013)	(6,362,848)
Net increase	451,861	$5,612,146	917,757	$10,714,527
** Net of redemption fees of		$645		$1,148

	Institutional Shares		Institutional Shares
	Year Ended		Year Ended
	November 30, 2014		November 30, 2013
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,351,676	$29,530,945	3,293,527	$39,116,693
Shares issued on
reinvestments of
distributions	184,902	2,313,995	13,483	152,890
Shares redeemed**	(1,674,024)	(21,070,625)	(788,540)	(9,380,478)
Net increase	862,554	$10,774,315	2,518,470	$29,889,105
** Net of redemption fees of		$3,996		$1,456

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
				December 29,
				2010*
				to
	Year Ended November 30,			November 30,
	2014	2013	2012	2011
Net asset value,
beginning of period	$10.55	$10.65	$9.83	$10.00
Income from
investment operations:
Net investment income^	0.03	0.05	0.08	0.08
Net realized and unrealized
gain/(loss) on investments	0.87	(0.02)	0.83	(0.25)
Total from investment operations	0.90	0.03	0.91	(0.17)
Less distributions:
From net investment income	(0.06)	(0.05)	(0.09)	—
From net realized
gain on investments	—	(0.08)	—	—
Total distributions	(0.06)	(0.13)	(0.09)	—
Redemption fees retained^#	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.39	$10.55	$10.65	$9.83

Total return	8.58%	0.32%	9.34%	-1.70	%‡
Ratios/supplemental data:
Net assets, end of period (thousands)	$31,683	$29,383	$20,826	$5,010
Ratio of expenses
to average net assets (a):
Before expense
reimbursement/recoupment	2.06%	1.93%	2.21%	6.66	%†
After expense
reimbursement/recoupment	2.00%	2.00%	2.00%	2.00	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense
reimbursement/recoupment	0.19%	0.59%	0.51%	(3.77	)%†
After expense
reimbursement/recoupment	0.25%	0.52%	0.72%	0.89	%†
Portfolio turnover rate	176.43%	247.36%	202.76%	225.23	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional Shares
				December 29,
				2010*
				to
	Year Ended November 30,			November 30,
	2014	2013	2012	2011
Net asset value,
beginning of period	$10.58	$10.68	$9.85	$10.00
Income from
investment operations:
Net investment income^	0.06	0.08	0.10	0.10
Net realized and unrealized
gain/(loss) on investments	0.88	(0.03)	0.84	(0.25)
Total from investment operations	0.94	0.05	0.94	(0.15)
Less distributions:
From net investment income	(0.10)	(0.07)	(0.11)	—
From net realized
gain on investments	—	(0.08)	—	—
Total distributions	(0.10)	(0.15)	(0.11)	—
Redemption fees retained^#	0.00	0.00	0.00	0.00
Net asset value, end of period	$11.42	$10.58	$10.68	$9.85

Total return	8.89%	0.51%	9.65%	-1.50	%‡
Ratios/supplemental data:
Net assets, end of period (thousands)	$49,794	$41,083	$33,602	$6,174
Ratio of expenses
to average net assets (a):
Before expense
reimbursement/recoupment	1.74%	1.66%	1.94%	5.80	%†
After expense
reimbursement/recoupment	1.68%**	1.73%	1.75%	1.75	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before expense
reimbursement/recoupment	0.48%	0.84%	0.76%	(2.97	)%†
After expense
reimbursement/recoupment	0.54%	0.77%	0.95%	1.08	%†
Portfolio turnover rate	176.43%	247.36%	202.76%	225.23	%‡

*	Commencement of operations.
**	Effective July 1, 2014 the advisor contractually agreed to lower the net annual operating expense limit to 1.60%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Plus Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
		June 17,
		2013*
	Year Ended	to
	November 30,	November 30,
	2014	2013
Net asset value, beginning of period	$10.00	$10.00
Income from investment operations:
Net investment income^	0.06	0.04
Net realized and unrealized gain/(loss) on investments	0.94	(0.03)
Total from investment operations	1.00	0.01
Less distributions:
From net investment income	(0.13)	(0.01)
Total distributions	(0.13)	(0.01)
Redemption fees retained^	0.00 #	—
Net asset value, end of period	$10.87	$10.00

Total return	10.05%	0.08	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$6,742	$1,312
Ratio of expenses to average net assets (a):
Before expense reimbursement	3.31%	16.32	%†
After expense reimbursement	1.97%	2.00	%†
Ratio of net investment income/(loss) to average net assets (b):
Before expense reimbursement	(0.75)%	(13.36	)%†
After expense reimbursement	0.59%	0.96	%†
Portfolio turnover rate	200.20%	86.29	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Balanced Plus Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional Shares
		June 17,
		2013*
	Year Ended	to
	November 30,	November 30,
	2014	2013
Net asset value, beginning of period	$10.00	$10.00
Income from investment operations:
Net investment income^	0.11	0.07
Net realized and unrealized gain/(loss) on investments	0.92	(0.06)
Total from investment operations	1.03	0.01
Less distributions:
From net investment income	(0.15)	(0.01)
Total distributions	(0.15)	(0.01)
Redemption fees retained^#	0.00	0.00
Net asset value, end of period	$10.88	$10.00

Total return	10.39%	0.13	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$20,551	$5,129
Ratio of expenses to average net assets (a):
Before expense reimbursement	3.10%	9.12	%†
After expense reimbursement	1.65%**	1.75	%†
Ratio of net investment income/(loss) to average net assets (b):
Before expense reimbursement	(0.39)%	(5.76	)%†
After expense reimbursement	1.06%	1.61	%†
Portfolio turnover rate	200.20%	86.29	%‡

*	Commencement of operations.
**	Effective July 1, 2014 the advisor contractually agreed to lower the net annual operating expense limit to 1.60%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Income Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
		June 17,
		2013*
	Year Ended	to
	November 30,	November 30,
	2014	2013
Net asset value, beginning of period	$10.61	$10.00
Income from investment operations:
Net investment income^	0.01	—
Net realized and unrealized gain on investments	0.33	0.61
Total from investment operations	0.34	0.61
Less distributions:
From net investment income	(0.06)	—
Return of capital	—	(0.00	)#
Total distributions	(0.06)	(0.00	)#
Redemption fees retained	0.01	—
Net asset value, end of period	$10.90	$10.61

Total return	3.27%	6.14	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$1,926	$656
Ratio of expenses to average net assets (a):
Before expense reimbursement	4.33%	17.07	%†
After expense reimbursement	1.97%	2.00	%†
Ratio of net investment income/(loss) to average net assets (b):
Before expense reimbursement	(2.24)%	(15.07	)%†
After expense reimbursement	0.12%	0.00	%†
Portfolio turnover rate	223.18%	49.43	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Income Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional Shares
		June 17,
		2013*
	Year Ended	to
	November 30,	November 30,
	2014	2013
Net asset value, beginning of period	$10.61	$10.00
Income from investment operations:
Net investment income^	0.04	0.00	#
Net realized and unrealized gain on investments	0.34	0.62
Total from investment operations	0.38	0.62
Less distributions:
From net investment income	(0.07)	—
Return of capital	—	(0.01)
Total distributions	(0.07)	(0.01)
Redemption fees retained^#	0.00	0.00
Net asset value, end of period	$10.92	$10.61

Total return	3.55%	6.19	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$16,959	$4,195
Ratio of expenses to average net assets (a):
Before expense reimbursement	3.89%	13.46	%†
After expense reimbursement	1.66%**	1.75	%†
Ratio of net investment income/(loss) to average net assets (b):
Before expense reimbursement	(1.83)%	(11.69	)%†
After expense reimbursement	0.40%	0.02	%†
Portfolio turnover rate	223.18%	49.43	%‡

*	Commencement of operations.
**	Effective July 1, 2014 the advisor contractually agreed to lower the net annual operating expense limit to 1.60%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	No Load Shares
				December 29,
				2010*
				to
	Year Ended November 30,			November 30,
	2014	2013	2012	2011
Net asset value,
beginning of period	$12.83	$10.86	$9.50	$10.00
Income from
investment operations:
Net investment income^	0.01	0.04	0.06	0.03
Net realized and unrealized
gain/(loss) on investments	0.51	2.01	1.37	(0.55)
Total from investment operations	0.52	2.05	1.43	(0.52)
Less distributions:
From net investment income	(0.03)	(0.08)	(0.07)	—
From net realized
gain on investments	(0.63)	—	—	—
Total distributions	(0.66)	(0.08)	(0.07)	—
Redemption fees retained^	0.00 #	0.00 #	0.00 #	0.02
Net asset value, end of period	$12.69	$12.83	$10.86	$9.50

Total return	4.12%	18.96%	15.16%	-5.00	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$32,402	$26,985	$12,866	$4,815
Ratio of expenses
to average net assets (a):
Before fee waivers and
expense reimbursement	2.03%	2.07%	2.31%	4.56	%†
After fee waivers and
expense reimbursement	2.00%	2.00%	2.00%	2.00	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before fee waivers and
expense reimbursement	0.08%	0.29%	0.23%	(2.20	)%†
After fee waivers and
expense reimbursement	0.11%	0.36%	0.54%	0.36	%†
Portfolio turnover rate	266.42%	219.78%	261.95%	301.31	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Absolute Return Dividend Growth Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each period

	Institutional Shares
				December 29,
				2010*
				to
	Year Ended November 30,			November 30,
	2014	2013	2012	2011
Net asset value,
beginning of period	$12.87	$10.89	$9.50	$10.00
Income from
investment operations:
Net investment income^	0.06	0.07	0.10	0.05
Net realized and unrealized
gain/(loss) on investments	0.49	2.01	1.39	(0.55)
Total from investment operations	0.55	2.08	1.49	(0.50)
Less distributions:
From net investment income	(0.06)	(0.10)	(0.10)	—
From net realized
gain on investments	(0.63)	—	—	—
Total distributions	(0.69)	(0.10)	(0.10)	—
Redemption fees retained^#	0.00	0.00	0.00	0.00
Net asset value, end of period	$12.73	$12.87	$10.89	$9.50

Total return	4.40%	19.29%	15.75%	-5.00	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$58,664	$48,203	$13,351	$15,226
Ratio of expenses
to average net assets (a):
Before fee waivers and
expense reimbursement	1.69%	1.79%	1.95%	2.92	%†
After fee waivers and
expense reimbursement	1.66%**	1.70%	1.57%	1.75	%†
Ratio of net investment income/(loss)
to average net assets (b):
Before fee waivers and
expense reimbursement	0.41%	0.53%	0.61%	(0.59	)%†
After fee waivers and
expense reimbursement	0.44%	0.62%	0.99%	0.58	%†
Portfolio turnover rate	266.42%	219.78%	261.95%	301.31	%‡

*	Commencement of operations.
**	Effective July 1, 2014 the advisor contractually agreed to lower the net annual operating expense limit to 1.60%.
^	Per share numbers have been calculated using the average shares method.
#	Amount is less than $0.01.
‡	Not annualized.
†	Annualized.
(a)	Does not include expenses of the investment companies in which the Fund invests.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014

NOTE 1 – ORGANIZATION

The WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund,  WBI Absolute Return Dividend Income Fund, and the WBI Absolute Return Dividend Growth Fund (the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  Each Fund offers No Load Shares and Institutional Shares. The investment objective of the WBI Absolute Return Balanced Fund and the WBI Absolute Return Balanced Plus Fund is to seek current income and long-term appreciation, while also seeking to protect principal during unfavorable market conditions. The investment objective of the WBI Absolute Return Dividend Income Fund  and the WBI Absolute Return Dividend Growth Fund  is to seek long-term capital appreciation and current income. The WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund commenced operations on December 29, 2010. The WBI Absolute Return Balanced Plus Fund and the WBI Absolute Return Dividend Income Fund commenced operations on June 17, 2013.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the WBI Absolute Return Balanced Fund and WBI Absolute Return Dividend Growth Fund open tax years 2011-2013, or expected to be taken in the Funds’ 2014 tax returns.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the WBI Absolute Return Balanced Plus Fund and WBI Absolute

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

Return Dividend Income Fund open tax year 2013, or expected to be taken in the Funds’ 2014 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective security. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

The Funds distribute substantially all net investment income, if any, quarterly, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2014, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

	Undistributed	Accumulated Net
	Net Investment	Realized	Paid-in
	Income/(Loss)	Gain/(Loss)	Capital
WBI Absolute Return
Balanced Fund	$104,798	$(104,798)	$—
WBI Absolute Return
Balanced Plus Fund	5,633	(5,633)	—
WBI Absolute Return
Dividend Income Fund	9,487	(9,652)	165
WBI Absolute Return
Dividend Growth Fund	18,213	(18,213)	—

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees:  The Funds charge a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  During the year ended November 30, 2014, the Funds retained the following amounts in redemption fees:

Redemption Fees
WBI Absolute Return Balanced Fund
No Load Shares	$322
Institutional Shares	7,208
WBI Absolute Return Balanced Plus Fund
No Load Shares	29
Institutional Shares	4,139
WBI Absolute Return Dividend Income Fund
No Load Shares	963
Institutional Shares	2,499
WBI Absolute Return Dividend Growth Fund
No Load Shares	645
Institutional Shares	3,996

G.
Derivative Transactions:  The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written/put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

Average Balance Information
The average monthly market values of purchased and written options during the year ended November 30, 2014 for the WBI Absolute Return Balanced Fund was $3,078 and $10,881, respectively.
Transactions in written options contracts for the year ended November 30, 2014, are as follows:

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

WBI Absolute Return Balanced Fund

	Contracts	Premiums Received
Beginning balance	—	$—
Options written	3,832	110,243
Options exercised	(890)	(20,359)
Options closed	(774)	(79,421)
Options expired	(2,168)	(10,463)
Outstanding at November 30, 2014	—	$—

The average monthly market values of purchased and written options during the year ended November 30, 2014 for the WBI Absolute Return Balanced Plus Fund was $750 and $3,483, respectively.
Transactions in written options contracts for the year ended November 30, 2014, are as follows:
WBI Absolute Return Balanced Plus Fund

	Contracts	Premiums Received
Beginning balance	—	$—
Options written	514	29,701
Options exercised	(168)	(7,693)
Options closed	(293)	(19,616)
Options expired	(53)	(2,392)
Outstanding at November 30, 2014	—	$—

The average monthly market values of purchased and written options during the year ended November 30, 2014 for the WBI Absolute Return Dividend Income Fund was $3,376 and $8,297, respectively.
Transactions in written options contracts for the year ended November 30, 2014, are as follows:
WBI Absolute Return Dividend Income Fund

	Contracts	Premiums Received
Beginning balance	—	$—
Options written	817	60,525
Options exercised	(48)	(5,232)
Options closed	(486)	(48,106)
Options expired	(283)	(7,187)
Outstanding at November 30, 2014	—	$—

The average monthly market values of purchased and written options during the year ended November 30, 2014 for the WBI Absolute Return Dividend Growth Fund was $16,866 and $29,115, respectively.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

Transactions in written options contracts for the year ended November 30, 2014, are as follows:
WBI Absolute Return Dividend Growth Fund

	Contracts	Premiums Received
Beginning balance	—	$—
Options written	6,967	447,376
Options exercised	(1,184)	(54,628)
Options closed	(3,591)	(266,036)
Options expired	(2,192)	(126,712)
Outstanding at November 30, 2014	—	$—

The effect of derivative instruments on the statements of operations for the year ended November 30, 2014 is as follows:
WBI Absolute Return Balanced Fund

	Location of Gain/(Loss) on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on	$(3,728)
	purchased options
Equity Contracts	Realized gain on	68,227
	written options

WBI Absolute Return Balanced Plus Fund

	Location of Gain/(Loss) on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Realized loss on	$(6,968)
	purchased options
Equity Contracts	Realized gain on	2,380
	written options

WBI Absolute Return Dividend Income Fund

	Location of Gain on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Realized gain on	$30,713
	purchased options
Equity Contracts	Realized gain on	38,121
	written options

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

WBI Absolute Return Dividend Growth Fund

	Location of Gain on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Realized gain on	$28,133
	purchased options
Equity Contracts	Realized gain on	296,579
	written options

The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  During the year ended November 30, 2014, the Funds were not subject to any master netting arrangements.

H.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of November 30, 2014, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Fixed Income Securities:  Debt securities, such as corporate bonds, asset backed securities, municipal bonds, and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. These securities will generally be classified in level 2 of the fair value hierarchy.

Options:  Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2014:

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

WBI Absolute Return Balanced Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and
Food Services	$4,938,460	$—	$—	$4,938,460
Administrative Support
and Waste Management	958,187	—	—	958,187
Arts, Entertainment,
and Recreation	2,410,603	—	—	2,410,603
Finance and Insurance	2,946,101	—	—	2,946,101
Manufacturing	13,748,358	—	—	13,748,358
Professional, Scientific,
and Technical Services	6,096,120	—	—	6,096,120
Retail Trade	9,418,107	—	—	9,418,107
Wholesale Trade	759,220	—	—	759,220
Total Common Stocks	41,275,156	—	—	41,275,156
Exchange-Traded Funds	9,975,372	—	—	9,975,372
Corporate Bonds
Accommodation and
Food Services	—	323,907	—	323,907
Finance and Insurance	—	3,801,711	—	3,801,711
Health Care and
Social Assistance	—	173,122	—	173,122
Information	—	1,422,947	—	1,422,947
Manufacturing	—	2,101,293	—	2,101,293
Mining, Quarrying, and
Oil and Gas Extraction	—	570,115	—	570,115
Professional, Scientific,
and Technical Services	—	1,212,524	—	1,212,524
Retail Trade	—	843,207	—	843,207
Utilities	—	151,171	—	151,171
Total Corporate Bonds	—	10,599,997	—	10,599,997
U.S. Treasury Notes	—	12,962,031	—	12,962,031
Short-Term Investments	6,619,934	—	—	6,619,934
Total Investments in Securities	$57,870,462	$23,562,028	$—	$81,432,490

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

WBI Absolute Return Balanced Plus Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and
Food Services	$529,629	$—	$—	$529,629
Administrative Support
and Waste Management	1,672,054	—	—	1,672,054
Arts, Entertainment,
and Recreation	987,513	—	—	987,513
Finance and Insurance	271,602	—	—	271,602
Manufacturing	6,623,667	—	—	6,623,667
Retail Trade	2,622,102	—	—	2,622,102
Professional, Scientific,
and Technical Services	762,523	—	—	762,523
Total Common Stocks	13,469,090	—	—	13,469,090
Exchange-Traded Funds	6,187,522	—	—	6,187,522
U.S. Treasury Notes	—	3,488,203	—	3,488,203
Short-Term Investments	4,434,601	—	—	4,434,601
Total Investments in Securities	$24,091,213	$3,488,203	$—	$27,579,416

WBI Absolute Return Dividend Income Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and
Food Services	$553,474	$—	$—	$553,474
Administrative Support
and Waste Management	832,453	—	—	832,453
Arts, Entertainment,
and Recreation	694,412	—	—	694,412
Finance and Insurance	920,165	—	—	920,165
Information	974,013	—	—	974,013
Manufacturing	5,522,558	—	—	5,522,558
Mining, Quarrying, and
Oil and Gas Extraction	441,349	—	—	441,349
Professional, Scientific,
and Technical Services	958,049	—	—	958,049
Retail Trade	2,351,374	—	—	2,351,374
Utilities	272,256	—	—	272,256
Total Common Stocks	13,520,103	—	—	13,520,103
Exchange-Traded Funds	460,474	—	—	460,474
U.S. Treasury Notes	—	477,462	—	477,462
Short-Term Investments	4,474,257	—	—	4,474,257
Total Investments in Securities	$18,454,834	$477,462	$—	$18,932,296

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

WBI Absolute Return Dividend Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Accommodation and
Food Services	$5,778,116	$—	$—	$5,778,116
Administrative Support
and Waste Management	1,079,655	—	—	1,079,655
Agriculture, Forestry,
Fishing, and Hunting	3,190,187	—	—	3,190,187
Arts, Entertainment,
and Recreation	3,623,324	—	—	3,623,324
Finance and Insurance	9,079,076	—	—	9,079,076
Information	3,786,524	—	—	3,786,524
Management of Companies
and Enterprises	1,397,661	—	—	1,397,661
Manufacturing	30,708,784	—	—	30,708,784
Mining, Quarrying, and
Oil and Gas Extraction	1,440,565	—	—	1,440,565
Professional, Scientific,
and Technical Services	4,282,881	—	—	4,282,881
Real Estate, Rental,
and Leasing	929,282	—	—	929,282
Retail Trade	5,610,399	—	—	5,610,399
Transportation and
Warehousing	3,013,148	—	—	3,013,148
Utilities	3,180,649	—	—	3,180,649
Total Common Stocks	77,100,251	—	—	77,100,251
Short-Term Investments	13,394,910	—	—	13,394,910
Total Investments in Securities	$90,495,161	$—	$—	$90,495,161

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at November 30, 2014, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the year ended November 30, 2014.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

For the year ended November 30, 2014, WBI Investments, Inc. (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of each Fund. For

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

the year ended November 30, 2014, the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and the WBI Absolute Return Dividend Growth Fund incurred $684,333, $134,922, $91,024, and $851,443, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  For the year ended November 30, 2014, the Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay the Funds’ operating expenses to the extent necessary to limit each Fund’s No Load Shares net annual operating expenses to 2.00% of average daily net assets and each Fund’s Institutional Shares net annual operating expenses to 1.60% of average daily net assets, effective July 1, 2014. Prior to July 1, 2014, the actual net expenses were limited to 2.00% and 1.75% per the operating expenses limitation agreement for the No Load Shares and the Institutional Shares, respectively, of each Fund.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended November 30, 2014, the Advisor reduced its fees and absorbed Fund expenses in the amount of $42,951, $192,288, $205,107 and $27,713 for the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and the WBI Absolute Return Dividend Growth Fund respectively. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

WBI		WBI		WBI Absolute		WBI Absolute
Absolute Return		Absolute Return		Return Dividend		Return Dividend
Balanced Fund		Balanced Plus Fund		Income Fund		Growth Fund
Year	Amount	Year	Amount	Year	Amount	Year	Amount
2015	$55,787	2016	$111,157	2016	$113,659	2015	$92,504
2016	—	2017	192,288	2017	205,107	2016	37,833
2017	42,951		$303,445		$318,766	2017	27,713
	$98,738						$158,050

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Funds’ custodian.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

For the year ended November 30, 2014, the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and the WBI Absolute Return Dividend Growth Fund incurred the following expenses for administration and fund accounting, transfer agency, custody, and chief compliance officer fees:

	WBI	WBI
	Absolute Return	Absolute Return
	Balanced Fund	Balanced Plus Fund
Administration and Fund Accounting	$111,664	$104,173
Transfer Agency (a)	58,423	37,023
Chief Compliance Officer	9,000	8,817
Custody	6,707	8,505
(a) Does not include out-of-pocket expenses.

	WBI Absolute	WBI Absolute
	Return Dividend	Return Dividend
	Income Fund	Growth Fund
Administration and Fund Accounting	$105,189	$128,422
Transfer Agency (a)	34,684	64,687
Chief Compliance Officer	8,817	9,000
Custody	9,343	9,410
(a) Does not include out-of-pocket expenses.

At November 30, 2014, the Funds had payables due to USBFS for administration and fund accounting, transfer agency, Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

	WBI	WBI
	Absolute Return	Absolute Return
	Balanced Fund	Balanced Plus Fund
Administration and Fund Accounting	$34,849	$32,282
Transfer Agency (a)	15,101	10,225
Chief Compliance Officer	2,250	2,250
Custody	1,122	2,310
(a) Does not include out-of-pocket expenses.

	WBI Absolute	WBI Absolute
	Return Dividend	Return Dividend
	Income Fund	Growth Fund
Administration and Fund Accounting	$32,262	$38,879
Transfer Agency (a)	9,253	16,039
Chief Compliance Officer	2,250	2,250
Custody	3,423	1,532
(a) Does not include out-of-pocket expenses.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.

NOTE 5 – DISTRIBUTION (12B-1) FEE

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the No Load Shares only. The Plan permits the Funds to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of each Fund’s No Load Shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended November 30, 2014, the WBI Absolute Return Balanced Fund – No Load Shares, WBI Absolute Return Balanced Plus Fund – No Load Shares, WBI Absolute Return Dividend Income Fund – No Load Shares, and the WBI Absolute Return Dividend Growth Fund – No Load Shares paid the Distributor $72,156, $7,151, $3,610, and $76,004, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the No Load Shares may pay servicing fees at an annual rate of up to 0.40% of the average daily net assets of each Fund. Effective July 1, 2014, the Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Advisor, under which the Institutional Shares may pay servicing fees at an annual rate of up to 0.25% of the average daily net assets of each Fund. Prior July 1, 2014, the Institutional Shares paid servicing fees at an annual rate of up to 0.40% of the average daily net assets of each Fund. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into Service Agreements with the Advisor for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended November 30, 2014, the Funds incurred the following shareholder servicing fees under the agreement:

Shareholder
Servicing Fees
WBI Absolute Return Balanced Fund
No Load Shares	$115,450
Institutional Shares	130,748
WBI Absolute Return Balanced Plus Fund
No Load Shares	10,663
Institutional Shares	32,191
WBI Absolute Return Dividend Income Fund
No Load Shares	5,356
Institutional Shares	23,702
WBI Absolute Return Dividend Growth Fund
No Load Shares	121,606
Institutional Shares	166,875

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the WBI Absolute Return Balanced Fund, were $116,970,627 and $106,583,319, respectively.  For the year ended November 30, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the WBI Absolute Return Balanced Plus Fund, were $39,550,829 and $23,024,133, respectively.  For the year ended November 30, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the WBI Absolute Return Dividend Income Fund, were $25,446,740 and $15,654,448, respectively. For the year ended November 30, 2014, the cost of purchases and the proceeds from sales of securities, excluding short-term securities for the WBI Absolute Return Dividend Growth Fund, were $202,285,471 and $200,729,986, respectively.

For the year ended November 30, 2014, the cost of purchases and the proceeds from sales of U.S. government securities, excluding short-term securities, were as follows:

	Purchases	Sales
WBI Absolute Return Balanced Fund	$16,222,609	$3,322,164
WBI Absolute Return Balanced Plus Fund	3,951,445	481,635
WBI Absolute Return Dividend Income Fund	793,589	317,879

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

NOTE 8 – LINES OF CREDIT

The WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund had lines of credit in the amount of $1,600,000 and $2,800,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended November 30, 2014, the WBI Absolute Return Balanced Fund and the WBI Absolute Return Dividend Growth Fund did not draw upon their lines of credit.

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The distributions paid by the Fund during the year ended November 30, 2014 and the year ended November 30, 2013, were characterized as follows:

	WBI		WBI
	Absolute Return		Absolute Return
	Balanced Fund		Balanced Plus Fund
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2014	2013	2014	2013
Ordinary Income	$499,646	$831,203	$145,956	$4,150
Long-Term Capital Gains	—	54,500	—	—

	WBI Absolute		WBI Absolute
	Return Dividend		Return Dividend
	Income Fund		Growth Fund
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2014	2013	2014	2013
Ordinary Income	$41,772	$—	$4,116,105	$280,727
Long-Term Capital Gains	—	—	1,255	—
Return of Capital	—	1,706	—	—

Ordinary income distributions may include dividends paid from short-term capital gains.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

As of November 30, 2014, the components of accumulated earnings/(losses) were as follows:

	WBI	WBI
	Absolute Return	Absolute Return
	Balanced Fund	Balanced Plus Fund
Cost of investments (a)	$79,284,196	$26,881,024
Gross tax unrealized appreciation	$2,743,011	$851,910
Gross tax unrealized depreciation	(594,717)	(153,518)
Net tax unrealized appreciation (a)	2,148,294	698,392
Undistributed ordinary income	3,108,738	478,508
Undistributed long-term capital gain	402,463	2,251
Total distributable earnings	3,511,201	480,759
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$5,659,495	$1,179,151

	WBI Absolute	WBI Absolute
	Return Dividend	Return Dividend
	Income Fund	Growth Fund
Cost of investments (a)	$18,743,011	$86,885,291
Gross tax unrealized appreciation	$502,332	$4,412,966
Gross tax unrealized depreciation	(313,047)	(803,096)
Net tax unrealized appreciation (a)	189,285	3,609,870
Undistributed ordinary income	199,357	3,851,925
Undistributed long-term capital gain	6,755	1,192,709
Total distributable earnings	206,112	5,044,634
Other accumulated gains/(losses)	—	—
Total accumulated earnings/(losses)	$395,397	$8,654,504

(a)	The difference between book-basis and tax basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, preenactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses.

WBI Funds

NOTES TO FINANCIAL STATEMENTS at November 30, 2014, Continued

The WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, and the WBI Absolute Return Dividend Income Fund, utilized $664,994, $83,602, and $35,442, respectively, of short-term capital loss carryforward.

NOTE 10 – OTHER TAX INFORMATION (Unaudited)

On December 31, 2014, the Funds distributed the following amounts per share:

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
WBI Absolute Return
Balanced Fund
No Load Shares	$0.00396849	$0.42367	$0.05497
Institutional Shares	0.00746133	0.42367	0.05497
WBI Absolute Return
Balanced Plus Fund
No Load Shares	0.01433288	0.17792	0.00084
Institutional Shares	0.01769395	0.17792	0.00084
WBI Absolute Return
Dividend Income Fund
No Load Shares	0.00832345	0.11518	0.00391
Institutional Shares	0.01181331	0.11518	0.00391
WBI Absolute Return
Dividend Growth Fund
No Load Shares	0.00850515	0.54570	0.16896
Institutional Shares	0.01259030	0.54570	0.16896

WBI Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of WBI Funds

We have audited the accompanying statements of assets and liabilities of the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and WBI Absolute Return Dividend Growth Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2014, the related statements of operations for the year then ended, and with respect to the WBI Absolute Return Balanced Fund and WBI Absolute Return Dividend Growth Fund, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 29, 2010 (commencement of operations) through November 30, 2011, with respect to the WBI Absolute Return Balanced Plus Fund and WBI Absolute Return Dividend Income Fund, the statements of changes in net assets, and the financial highlights for the year then ended and for the period June 17, 2013 (commencement of operations) through November 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of November 30, 2014 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and the WBI  Absolute Return Dividend Growth Fund as of November 30, 2014, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2015

WBI Funds

NOTICE TO SHAREHOLDERS at November 30, 2014 (Unaudited)

For the year ended November 30, 2014, the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and the WBI Absolute Return Dividend Growth Fund  designated $499,646, $145,956, $41,772, and $4,116,105, respectively, as ordinary income for purposes of the dividends paid deduction.  The WBI Absolute Return Dividend Growth Fund designated $1,255 as long-term capital gains for purposes of the dividends paid deduction.

For the year ended November 30, 2014, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and the WBI Absolute Return Dividend Growth Fund  was 31.26%, 26.09%, 59.02%, and 25.70%, respectively.

For corporate shareholders in the WBI Absolute Return Balanced Fund, WBI Absolute Return Balanced Plus Fund, WBI Absolute Return Dividend Income Fund, and the WBI Absolute Return Dividend Growth Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended November 30, 2014 was 30.59%, 22.06%, 54.17%, and 24.80%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Sections 871(k)(1)(C) for the WBI Absolute Return Dividend Growth Fund is 92.20%.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WBI-FUND (1-855-924-3863) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WBI-FUND (1-855-924-3863). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

WBI Funds

NOTICE TO SHAREHOLDERS at November 30, 2014 (Unaudited), Continued

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-WBI-FUND (1-855-924-3863).

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	4	Trustee,
(age 68)		term	Gamma Delta		Advisors Series
615 E. Michigan Street		since	Housing Corporation		Trust (for series
Milwaukee, WI 53202		March	(collegiate housing		not affiliated
		2014.	management)		with the Funds);
			(2012 to present);		Independent
			Trustee and Chair		Trustee from
			(2000 to 2012),		1999 to 2012,
			New Covenant		New Covenant
			Mutual Funds		Mutual Funds.
(1999-2012);
Director and Board
Member, Alpha
Gamma Delta
Foundation
(philanthropic
organization)
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	4	Trustee,
(age 78)		term	Financial Consultant		Advisors Series
615 E. Michigan Street		since	and former Executive		Trust (for series
Milwaukee, WI 53202		February	Vice President and		not affiliated
		1997.	Chief Operating Officer		with the Funds);
			of ICI Mutual		Trustee, The
			Insurance Company		Forward Funds
			(until January 1997).		(33 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 80)		term	President, Hotchkis		Advisors Series
615 E. Michigan Street		since	and Wiley Funds		Trust (for series
Milwaukee, WI 53202		May	(mutual funds)		not affiliated
		2002.	(1985 to 1993).		with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)
George T. Wofford	Trustee	Indefinite	Retired; formerly	4	Trustee,
(age 75)		term	Senior Vice President,		Advisors Series
615 E. Michigan Street		since	Federal Home Loan		Trust (for series
Milwaukee, WI 53202		February	Bank of San Francisco.		not affiliated
		1997.			with the Funds).
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	4	Trustee,
(age 67)	Trustee	term	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC (May		Trust (for series
Milwaukee, WI 53202		September	1991 to present).		not affiliated
		2008.			with the Funds).
Officers

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years
Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 67)	and	term	(May 1991 to present).
615 E. Michigan Street	Chief	since
Milwaukee, WI 53202	Executive	September
	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 47)	and	term	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	since	(March 1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 53)	and	term	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	since	to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 43)	Treasurer	term	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(June 2005 to present).
Milwaukee, WI 53202		September
2013.

WBI Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years
Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 44)	Treasurer	term	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		since	(June 2004 to present).
Milwaukee, WI 53202		September
2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 57)	President,	term	LLC (February 2008 to present).
615 E. Michigan Street	Chief	since
Milwaukee, WI 53202	Compli-	September
	ance	2009.
Officer
and AML
Officer

Jeanine M. Bajczyk,	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
Esq.		term	Fund Services, LLC (May 2006 to present).
(age 49)		since
615 E. Michigan Street		June
Milwaukee, WI 53202		2007.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2014, the Trust is comprised of 45 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-WBI-FUND (1-855-924-3863).

WBI Funds

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-WBI-FUND (1-855-924-3863) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

WBI Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

   •  Information we receive about you on applications or other forms;

   •  Information you give us orally; and/or

   •  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
WBI Investments, Inc.
One River Centre
331 Newman Springs Road
Building 1, Floor 2
Red Bank, NJ 07701

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY 10022-3205

Custodian
U.S. Bank National Association
Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
1-855-WBI-FUND (1-855-924-3863)

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  To obtain a free prospectus, please call 1-855-924-3863.

WB-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$67,600	$57,400
Audit-Related Fees	N/A	N/A
Tax Fees	$12,800	$12,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2014	FYE 11/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*       /s/ Douglas G. Hess
Douglas G. Hess, President

Date 2/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Douglas G. Hess
Douglas G. Hess, President

Date 2/4/15

By (Signature and Title)*        /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date 2/4/15

* Print the name and title of each signing officer under his or her signature